Kemper State Tax-Free Income Series

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED AUGUST 31, 1995

"WE CORRECTLY IDENTIFIED THE VALUE THAT LONG-TERM INTEREST RATES HAD ACHIEVED AND BEGAN TO LENGTHEN THE PORTFOLIOS' AVERAGE DURATIONS. . ."

CALIFORNIA TAX-FREE
INCOME FUND

MICHIGAN TAX-FREE
INCOME FUND

OHIO TAX-FREE
INCOME FUND

TEXAS TAX-FREE
INCOME FUND


[KEMPER LOGO]

CALIFORNIA TAX-FREE
INCOME FUND

MICHIGAN TAX-FREE
INCOME FUND

OHIO TAX-FREE
INCOME FUND

TEXAS TAX-FREE
INCOME FUND

                Table of
                Contents


                       4
           Terms to Know

                       5
                 General
       Economic Overview

                       7
      Performance Update

                       9
            California's
      Performance Update
Portfolio Statistics and
Portfolio of Investments

                      17
              Michigan's
      Performance Update
Portfolio Statistics and
Portfolio of Investments

                      21
                  Ohio's
      Performance Update
Portfolio Statistics and
Portfolio of Investments

                      25
                  Texas'
      Performance Update
Portfolio Statistics and
Portfolio of Investments

                      29
               Report of
    Independent Auditors

                      30
    Financial Statements

                      33
                Notes to
    Financial Statements

                      39
    Financial Highlights


At A Glance


KEMPER STATE TAX-FREE INCOME FUNDS TOTAL RETURNS
(UNADJUSTED FOR SALES CHARGE)

* California, Ohio and Texas returns are for the year ended August 31, 1995.
* Michigan returns are for the period from March 31, 1995 through August 31, 1995.

CALIFORNIA


CLASS A                 8.13%
CLASS B                 7.17%
CLASS C                 7.08%
LIPPER
TAX-FREE INCOME
FUNDS CATEGORY
AVERAGE*                7.07%



MICHIGAN

CLASS A                 4.74%
CLASS B                 4.30%
CLASS C                 4.31%
LIPPER
TAX-FREE INCOME
FUNDS CATEGORY
AVERAGE*                3.45%



OHIO

CLASS A                 8.20%
CLASS B                 7.57%
CLASS C                 7.56%
LIPPER
TAX-FREE INCOME
FUNDS CATEGORY
AVERAGE*                7.32%



TEXAS

CLASS A                 9.28%
CLASS B                 8.16%
CLASS C                 8.27%
LIPPER
TAX-FREE INCOME
FUNDS CATEGORY
AVERAGE*                7.92%



Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

NET ASSET VALUE

CALIFORNIA

                                           AS OF            AS OF
                                          8/31/95          8/31/94
-------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS A                        $7.35            $7.22
-------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS B                        $7.35            $7.22
-------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS C                        $7.34            $7.22
-------------------------------------------------------------------


MICHIGAN

                                           AS OF            AS OF
                                          8/31/95          8/31/94
-------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE
INCOME FUND CLASS A                        $9.76            N/A
-------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE
INCOME FUND CLASS B                        $9.77            N/A
-------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE
INCOME FUND CLASS C                        $9.76            N/A
-------------------------------------------------------------------


OHIO

                                           AS OF            AS OF
                                          8/31/95          8/31/94
-------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS A                        $9.81            $9.56
-------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS B                        $9.81            $9.56
-------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS C                        $9.81            $9.56
-------------------------------------------------------------------


TEXAS

                                           AS OF            AS OF
                                          8/31/95          8/31/94
-------------------------------------------------------------------
KEMPER TEXAS TAX-FREE
INCOME FUND CLASS A                        $10.42           $10.14
-------------------------------------------------------------------
KEMPER TEXAS TAX-FREE
INCOME FUND CLASS B                        $10.42           $10.15
-------------------------------------------------------------------
KEMPER TEXAS TAX-FREE
INCOME FUND CLASS C                        $10.42           $10.15
-------------------------------------------------------------------

                                                                     At A Glance

KEMPER TAX-FREE INCOME FUNDS LIPPER RANKINGS
Compared to all other funds in their respective Lipper category*

CALIFORNIA

                 1-YEAR                    5-YEAR
CLASS A           #9 OF 91 FUNDS           #11 OF 47 FUNDS
CLASS B          #46 OF 91 FUNDS           N/A
CLASS C          #50 OF 91 FUNDS           N/A


OHIO                                       TEXAS

                 1-YEAR                    1-YEAR
CLASS A           #3 OF 43 FUNDS           #3 OF 23 FUNDS
CLASS B          #18 OF 43 FUNDS           #9 OF 23 FUNDS
CLASS C          #16 OF 43 FUNDS           #7 OF 23 FUNDS

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance. Lipper rankings are not available for Kemper Michigan Tax-Free Income Fund.


DIVIDEND REVIEW

The following tables show per share dividend and yield information for the funds as of August 31, 1995.

CALIFORNIA

                        A SHARES        B SHARES         C SHARES
1 YEAR INCOME:           $0.3944         $0.3306          $0.3338
AUGUST DIVIDEND:         $0.0338         $0.0285          $0.0278
ANNUALIZED
DISTRIBUTION RATE(+):      5.52%           4.65%            4.54%
SEC YIELD(+):              5.00%           4.34%            4.29%
TAX EQUIVALENT YIELD:      8.76%           7.60%            7.51%

BASED ON A MARGINAL TAX RATE OF 42.9% (COMBINED CALIFORNIA STATE AND FEDERAL INCOME TAX RATE)

MICHIGAN

                        A SHARES        B SHARES            C SHARES
5 MONTHS INCOME:         $0.2202         $0.1824            $0.1835
AUGUST DIVIDEND:         $0.0384         $0.0322            $0.0303
ANNUALIZED
DISTRIBUTION RATE(+):      4.72%           3.95%              3.73%
SEC YIELD(+):
(AFTER EXPENSE WAIVER)     4.60%           3.95%              4.00%
SEC YIELD(+):
(BEFORE EXPENSE WAIVER)    4.23%           3.53%              3.60%
TAX EQUIVALENT YIELD:      7.65%           6.57%              6.66%

BASED ON A MARGINAL TAX RATE OF 39.9% (COMBINED MICHIGAN STATE AND FEDERAL INCOME TAX RATE)

OHIO

                        A SHARES        B SHARES            C SHARES
1 YEAR INCOME:           $0.5019         $0.4447            $0.4450
AUGUST DIVIDEND:         $0.0415         $0.0348            $0.0342
ANNUALIZED
DISTRIBUTION RATE(+):      5.08%           4.26%              4.18%
SEC YIELD(+):              4.79%           4.09%              4.17%
TAX EQUIVALENT YIELD:      8.17%           6.98%              7.12%

BASED ON A MARGINAL TAX RATE OF 41.4% (COMBINED OHIO STATE AND FEDERAL INCOME TAX RATE)

TEXAS

                        A SHARES        B SHARES            C SHARES
1 YEAR INCOME:           $0.5422         $0.4492            $0.4582
AUGUST DIVIDEND:         $0.0440         $0.0370            $0.0360
ANNUALIZED
DISTRIBUTION RATE(+):      5.07%           4.26%              4.15%
SEC YIELD(+):              4.50%           3.89%              3.77%
TAX EQUIVALENT YIELD:      7.15%           6.18%              5.99%

BASED ON A 37.1% MARGINAL FEDERAL INCOME TAX RATE

(+) Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

The exemption for federal and a particular state or local income tax purposes may not result in an exemption under the tax laws of any other state or local taxing authority. There is no Texas income tax for individuals. A portion of income may be subject to the alternative minimum tax for certain investors.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months. Specifically, your report now includes:

*    Terms you'd need to know related to your fund
*    A look at your fund's portfolio composition and how it has changed
* The quality and years to maturity of the fund's underlying investments If you have any comments about the revised format or if you have suggestions for additional changes, please write to:
     Kemper Mutual Funds
     Shareholder Communications
     120 South LaSalle Street
     Chicago, IL 60603


Terms To Know

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

DERIVATIVE SECURITIES Instruments that derive their value from an underlying security. Financial futures and option contracts, long recognized as risk-managing tools, fall under this category. In recent years a number of exotic derivatives were created as a means of enhancing returns in a declining interest rate environment. Certain of such products can entail a high degree of risk and can be prone to significant price volatility.

INSURED PAPER Bonds for which an insurer has agreed to pay all interest and principal if, for any reason, the issuer fails to pay these costs.

REVENUE BOND INDEX ("RBI") The average yield on 25 revenue bonds with 30-year maturities, compiled by The Bond Buyer, the newspaper of the municipal bond industry.

                                                       General Economic Overview

[PHOTO] Stephen B. Timbers is chief executive and chief investment officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $63 billion in assets, including $44 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first several months of 1995. At this point in the year, the returns of most leading securities markets are significantly higher than they were at the same time in 1994.
     This is an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be slowing down at a comfortable pace.
     Through a series of interest rate adjustments, the Federal Reserve Board has played a critical role in controlling the pace of economic growth. Its most recent adjustment was in July when the Fed acknowledged that economic growth had slowed so much that a recession was a threat. In response, the Federal Reserve eased short-term interest rates by a small but symbolic 25 basis points. This action was significant because, since February 1994, the Fed had been raising interest rates to slow down what was considered high enough growth to rekindle troublesome inflation.
     After the interest rate cut, the government announced that the real gross domestic product (GDP) -- the value of goods and services produced in the United States -- grew at a 1.1% annual rate in the second quarter. This was a revised number, representing more than twice the growth that was originally reported, and it virtually assured that the economy was not in jeopardy of recession. At the same time, economic growth at that level did not require an immediate response, in the form of additional rate cuts, from the Fed. The absence of inflation is also very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, price increases are modest. In fact, plunging energy prices during the summer offset slight increases in food prices. Consumer prices through July 1995 rose at an annual rate of 3.1% -- higher than last year but still not a concern, and the GDP deflator is running at only about 2%.
     We anticipate 2% to 3% real GDP growth for the next few quarters, with the momentum likely to come from housing and foreign trade. Will the Federal
Reserve Board adjust interest rates again? Additional action by the Fed at least once more in 1995 would not surprise us.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in July. The market recovered after a brief period and has started to move up again. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.
     As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
     International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar is gaining strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it

General Economic Overview

ECONOMIC GUIDEPOSTS


Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-over-year percentage changes.


10-YEAR TREASURY RATE(1)                6.2        7.06       7.74        5.33
PRIME RATE(2)                           8.75       9          7.75        6
INFLATION RATE(3)*                      2.9        2.86       2.9         2.84
THE U.S. DOLLAR(4)                     (1.17)    (11.46)     (5.28)       4.03
CAPITAL GOODS ORDERS(5)*                7.08      15.06      21.719999   16.98
INDUSTRIAL PRODUCTION(6)*               2.6        5.6        6.18        3.87
EMPLOYMENT GROWTH(7)                    1.91       2.6        3.03        2.34

*Data as of July 31, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.


reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.
     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Stephen B. Timbers

Stephen B. Timbers
Chief Investment and Executive Officer
October 11, 1995

                                                              Performance Update

[PHOTO] Chris Mier joined Kemper Financial Services, Inc. in 1986 and is now Senior Vice President and Portfolio Manager of the
              Kemper State Tax-Free Income Series. Mier received his B.A. degree in Economics from the University of Michigan and went on to receive his M.M. in Finance from the Kellogg Graduate School of Management at Northwestern University.

CHRIS MIER, PORTFOLIO MANAGER OF THE KEMPER STATE TAX-FREE INCOME SERIES, DISCUSSES THE IMPACT OF CHANGING INTEREST RATES ON THE BOND MARKETS AND PRECAUTIONS HE'S TAKEN IN RESPONSE TO INCREASING DISCUSSIONS OF TAX REFORM.

Q:   During the funds' fiscal year we saw interest rates increase and then decline. How did these movements influence the municipal bond market?

A:   The Fed consistently raised short-term interest rates through 1994 in an effort to slow economic growth and offset perceived inflationary pressures. The result was the worst year for the bond markets in decades. The Bond Buyers Revenue Bond Index (RBI) peaked at 7.37% on November 17. At that point, the market began to rally on the belief that the Fed's actions were effectively bringing economic growth down to its target rate of 2.5%, and that the tightening process was near completion. The rally continued from mid-November to early June, perpetuated by first quarter 1995 data that verified positive but slower growth and continued low inflation. By June 8, the RBI had declined to 5.94% -- 143 basis points below November's peak.
     From June through August, economic data -- fairly strong auto sales, an increase in consumer spending and a general leveling of inventories -- suggested that the economy was poised to pick up again. This prompted interest rates to rise again, reaching 6.44% in mid-August. Since then, yields have traded at a fairly narrow range as the market has attempted to discern just how strong the economy is and how well inflation has been contained.
     With this as a backdrop, we saw municipal bonds outperform Treasuries during the first quarter of 1995. This reflected a low level of new issues coming to market relative to expectations and the anticipation of a high number of bonds being called or scheduled to mature. During the second quarter, however, Treasuries outperformed municipals due to increasing dealer inventories and, in part, as a reaction to the outperformance of municipals in the previous quarter and an increase in the level of discussion of tax reform. This also reflected the cumulative effect of a lack of cash flow into the market in late 1994 and early 1995.

Q:   How did this environment affect your investment strategy?

A:   We correctly identified the value that long-term interest rates had achieved in November of 1994 and began to lengthen the portfolios' average durations. First, we reduced the hedges we had on the portfolios and then reduced our cash positions with purchases of long-term bonds. These moves allowed the funds to participate to a reasonable degree in the market rally early in 1995. Through 1995 we've increased our exposure to A- and BBB- rated bonds and increased our level of diversification.

Q:   What other factors influenced the market?

A:   Among the more significant factors were:

- Reduced supply. This has been a peak year in terms of bonds reaching maturity and being called. Meanwhile, the volume of new issues coming to market in 1995 has been well below that of 1994, and those figures were significantly down from 1993. So we have more bonds leaving the market than there are bonds being issued. However, demand has slowed. This is one reason why we're seeing a higher yield ratio between municipal and Treasury yields.

- Derivatives. The use of derivative securities became a big concern as certain units of government suffered losses on derivatives in their portfolios. Kemper has not used exotic derivative securities to enhance yield. However, this issue had a definite impact throughout the municipal bond market.

-   Increased scrutiny of new issues. The Securities and Exchange
    Commission increased its level of scrutiny with regard to new bond issues. In my opinion, this is a generally positive development because, in the long run, we should see more thorough disclosure about the practices of the various government units that issue municipal bonds.

- Tax reform. Discussion of tax reform raised questions as to the future relative tax advantage of municipal bonds.

Q:   Tax reform -- including a possible flat tax -- has been getting a lot of attention in Washington and in the media. Did this have a significant impact on the funds, and do you expect this to be an ongoing issue?

A:   This became a concern in April and May and continued periodically throughout the summer. During that time, municipal bond prices adjusted by about 10 percentage points relative to Treasuries. So the market has already discounted much of the potential impact of tax reform.
     This issue is probably going to dog the market through the 1996 election and, quite possibly, beyond. It's a very uncertain issue, subject to a lot of variables. Obviously, we can't see into the future so there's really no way to predict what kind of reform, if any, will take place or when it might be enacted. But it's probably safe to expect that any kind of reform won't be implemented until 1997 at the earliest. Nevertheless, it will continue to generate media interest.
     We've taken a few precautions with regard to this issue and the management of the Kemper Tax-Free Income Funds. We've reduced the funds' average maturity somewhat recently and slightly increased our cash positions. In addition, we sold some shorter-maturity bonds which are richer relative to Treasuries than bonds on the longer end and, therefore, potentially more vulnerable to price adjustments.

Q:   How did the Kemper State Tax-Free Income Funds perform during the period?

A:   We achieved some very competitive rates of return relative to our peers.
Looking back, we probably could have gained a bit more by extending our durations earlier in the year. But the returns we posted for the period are certainly competitive and, if we err, we'd prefer to err on the side of caution.
     The fund introduced last March (Kemper Michigan Tax-Free Income Fund) has been a bit more volatile on a month-to-month basis than the older funds. This is due to the fact that it holds a higher percentage of insured paper which, in fact, has helped in recent months. As the portfolio evolves over time and the weightings in insured paper decrease, that volatility should smooth out to some degree.

Q:   What is your outlook for the coming months?

A:   Generally very constructive. We anticipate continued slow but positive economic growth with inflation remaining in control. That's a good environment for the bond markets. We also expect some positive action in Congress with regard to deficit reduction. For the municipal bond market in particular, we expect continued low levels of new supply. Although the number of bonds maturing and being called should decline in 1996, new issue volume should continue to be relatively moderate.
     As I said, we think the market has substantially discounted the potential threat of tax reform, at least on the long-end. Should the market overreact or over-discount events as they unfold, we may well see some attractive buying opportunities.

                                                              Performance Update

Kemper California Tax-Free Income Fund

CALIFORNIA AVERAGE ANNUAL TOTAL RETURNS*
For periods ended August 31, 1995 (adjusted for the maximum sales charge)

KEMPER CALIFORNIA TAX-FREE INCOME FUNDS

                                                           LIFE OF
                             1-YEAR    5-YEAR    10-YEAR    CLASS
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS A          3.26%     7.48%     8.58%     8.98%      (Since 2/17/83)
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS B          4.17      N/A       N/A       4.22       (Since 5/31/94)
KEMPER CALIFORNIA TAX-FREE
INCOME FUND CLASS C          7.08      N/A       N/A       6.43       (Since 5/31/94)


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A
FROM 2/17/83 THROUGH 8/31/95


                                                        2/17/83         12/31/86        12/31/89        12/31/92        8/31/95
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A(1)       $10,000         $15,419         $19,252         $24,773         $29,422
-----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000          16,216          20,089          26,301          31,391
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000          11,287          12,880          14,494          15,618
-----------------------------------------------------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS B
FROM 5/31/94 THROUGH 8/31/95


                                                        5/31/94      9/30/94     12/31/94     3/31/95      6/30/95      8/31/95
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS B(1)       $10,000      $ 9,961     $ 9,759      $10,486      $10,852      $10,529
-----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000       10,007       9,864       10,561       10,816       11,057
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000       10,129      10,149       10,264       10,339       10,366
-----------------------------------------------------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS C
FROM 5/31/94 THROUGH 8/31/95

                                                        5/31/94      9/30/94     12/31/94     3/31/95      6/30/95      8/31/95
-----------------------------------------------------------------------------------------------------------------------------------
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS C(1)       $10,000      $ 9,938     $ 9,754      $10,481      $10,658      $10,811
-----------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000       10,007       9,864       10,561       10,816       11,057
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000       10,129      10,149       10,264       10,339       10,366
-----------------------------------------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; since inception, 3%. There is no sales charge for C Shares. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.
(+)   The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bond subject to AMT, variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.
(++) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

Portfolio Statistics

KEMPER CALIFORNIA TAX-FREE INCOME FUND

PORTFOLIO COMPOSITION         ON 8/31/95          ON 8/31/94
REVENUE BONDS                    93%                92%
GENERAL OBLIGATION BONDS          5                  4
CASH AND EQUIVALENTS              2                  4

                                100%               100%



QUALITY                      ON 8/31/95          ON 8/31/94
AAA                               52%                35%
AA                                17                 24
A                                 18                 27
BBB                               10                 11
NR (NOT RATED)                     3                  3

                                 100%               100%



YEARS TO MATURITY           ON 8/31/95           ON 8/31/94
1-10 YEARS                         6%                12%
10-20 YEARS                       38                 45
20+ YEARS                         56                 43

                                 100%               100%



AVERAGE MATURITY             ON 8/31/95         ON 8/31/94
                             20.5 YEARS         17.6 YEARS

                                                        Portfolio of Investments

CALIFORNIA TAX-FREE INCOME FUND
August 31, 1995
(DOLLARS IN THOUSANDS)

ADVANCE REFUNDED
OBLIGATIONS SECURED
AS TO PRINCIPAL AND
INTEREST BY OBLIGATIONS
OF THE UNITED STATES
GOVERNMENT
                                                          PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------
Bakersfield County Waste Water Treatment Plant,
 Certificates of Participation, Rev., 8.00%,
 to be called 01-01-98 @ 101                                  $ 1,750          $ 1,917
--------------------------------------------------------------------------------------
Brea Public Financing Auth., Orange County,
 Redev. Proj. AB, Rev., 6.75%, to be called
 08-01-01 @ 102                                                 3,885            4,414
--------------------------------------------------------------------------------------
City of Los Angeles Convention and Exhibit Center,
 Certificates of Participation, Rev., 9.00%,
 to be called 12-01-05 @ 100                                    1,000            1,334
--------------------------------------------------------------------------------------
City of Los Angeles Harbor Department,
 Rev., 8.70%, to be called 09-01-99 @ 100                       2,500            2,715
--------------------------------------------------------------------------------------
Foothill-DeAnza Community College District,
 Santa Clara, Rev., 7.875%,
 to be called 06-01-01 @ 102                                    4,055            4,748
--------------------------------------------------------------------------------------
Fullerton Redev. Agcy., Local Government
 Finance Auth., Rev., 7.70%, to be called 2-01-99 @ 102         4,360            4,902
--------------------------------------------------------------------------------------
Health Facilities Financing Auth.:
 Daughters Of Charity National Health System,
   Rev., 9.25%, to be called 05-1-96 @ 102                      2,500            2,640
 Eskaton Properties, Inc., Rev., 7.45%,
   to be called 05-01-00 @ 102                                  4,800            5,481
 Unihealth America, Rev., 7.625%,
   to be called 10-01-98 @ 102                                     90              101
--------------------------------------------------------------------------------------
Kaweah Delta Hospital District, Rev., 7.25%,
 to be called 11-01-96 @ 102                                    5,750            6,080
--------------------------------------------------------------------------------------
Northern California Power Agcy., Hydroelectric
 Number One, Rev., 7.00%,
 to be called 1-01-16 @ 100                                       210              245
--------------------------------------------------------------------------------------
Orange Unified School District, Certificates of
 Participation, Rev., 6.875%,
 to be called 06-01-99 @ 102                                    2,620            2,897
--------------------------------------------------------------------------------------
San Bernardino County:
 Capital Facilities Proj.,
   Certificates of Participation, Rev., 6.80%,
   to be called 08-01-01 @ 102                                  4,300            4,894
 Municipal Water District, Rev., 6.75%,
   to be called 7-01-00 @ 102                                   1,000            1,115
--------------------------------------------------------------------------------------
San Jose Redev. Agcy., Rev., 7.80%,
 to be called 08-01-96 @ 102                                    6,500            6,868
--------------------------------------------------------------------------------------
Santa Margarita Water District, Gen. Oblg.,
 7.30%, to be called 06-01-97 @ 102                             1,080            1,160
--------------------------------------------------------------------------------------
Tulare County Public Facilities Corp.,
 Certificates of Participation, Rev., 8.10%,
 to be called 11-01-97 @ 102                                    1,000            1,107
======================================================================================
TOTAL ADVANCE REFUNDED OBLIGATIONS--4.8%                                        52,618

OTHER
MUNICIPAL
OBLIGATIONS


Antioch Area Public Facilities Financing Agcy.,
 Special Tax Bonds, 5.00% and 5.375%,
 2013 and 2018                                                 25,695           23,462
--------------------------------------------------------------------------------------
Bellflower Certificate of Participation,
 Civic Center and Capital Improvement,
 Rev., 7.20%, 2019                                              1,880            2,069
--------------------------------------------------------------------------------------
Calleguas--Las Virgines, Public Financing Auth.,
 Water District Installment, Purchase
 Rev., 5.125%, 2014                                             9,635            8,792
--------------------------------------------------------------------------------------
Central Valley Financing Auth., Carson Ice-Gen
 Proj., Rev., 6.00% to 6.20%, 2009 through 2020                14,700           14,265
--------------------------------------------------------------------------------------

Portfolio of Investments



                                                          PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------
Cerritos Public Financing Auth., Los Cerritos
 Redev. Proj., Rev., 6.00% to 6.05%,
 2013 through 2020                                            $15,455          $14,830
--------------------------------------------------------------------------------------
City of Carson Redev. Agcy., Proj. Number One,
 Tax Allocation, Rev., 5.625% and 6.00%,
 2008 and 2016                                                  4,600            4,325
--------------------------------------------------------------------------------------
City of Concord Redev. Agcy., Central Concord Proj.,
 Tax Allocation, Rev., 5.25% and 8.00%,
 2013 and 2018                                                  2,520            2,360
--------------------------------------------------------------------------------------
City of Costa Mesa Redev. Agcy., Downtown
 Redev. Proj., Tax Allocation, Rev., 5.625%, 2017               3,750            3,308
--------------------------------------------------------------------------------------
City of Culver Redev. Financing Auth.,
 Tax Allocation, Rev., 4.60% and 5.50%,
 2014 and 2020                                                 12,240           11,060
--------------------------------------------------------------------------------------
City of Industry, Gen. Oblg., 5.25%, 2020                       6,000            5,429
--------------------------------------------------------------------------------------
City of Los Angeles:
 Department of Water and Power, Rev.,
   4.50% to 5.25%, 2013 through 2026                           40,095           34,476
 Gen. Oblg., 5.25%, 2011                                        6,175            5,721
 Convention and Exhibition Center Auth.,
   Lease Rev., 5.125%. 2021                                     7,000            6,157
 Wastewater System, Rev., 4.70% to 6.625%,
   2012 through 2019                                           17,610           15,522
--------------------------------------------------------------------------------------
City of Mountain View Los Altos School District,
 Gen. Oblg., 5.75%, 2015                                        1,200            1,172
--------------------------------------------------------------------------------------
City of Oakland:
 Housing Finance Rev., 7.10%, 2010                              2,055            2,176
 Pension Financing Rev., 7.60%, 2021                           26,075           28,968
 Unified School District, Gen. Oblg., 5.625%, 2019              4,655            4,492
--------------------------------------------------------------------------------------
City of Pasadena, Waterworks Rev., 5.00%, 2018                  3,500            3,087
--------------------------------------------------------------------------------------
City of Riverside:
 Community College District, Certificates of
   Participation, Rev. 5.80%, 2017                              9,940            9,306
 Electric, Rev., 5.00%, 2013                                    8,885            8,012
--------------------------------------------------------------------------------------
City of Sacramento:
 Finance Auth., Lease Rev.,
   5.00% to 5.40%, 2014 through 2020                           21,000           19,263
 Cogeneration Auth., Procter & Gamble
   Proj., Rev., 6.50%, 2014 and 2021                           11,000           10,974
 Municipal Utility District, Electric Rev.,
   5.25% to 6.75%, 2006 though 2020                            10,020           10,324
--------------------------------------------------------------------------------------
City of San Bernardino, Sisters of Charity
 Health Care System, Rev., 6.50% to 7.00%,
 2011 through 2021                                             18,750           20,068
--------------------------------------------------------------------------------------
City and County of San Francisco:
 Bay Area Rapid Transit District,
   Sales Tax, Rev., 5.50%, 2020                                20,360           19,303
 Gen. Oblg., 6.50%, 2010                                        1,000            1,042
 Moscone Convention Center, Rev.,
   6.75%, 2015                                                  2,200            2,364
 Redev. Agcy., Hotel Tax, Rev., 6.75%, 2015                     3,705            3,985
 Redev. Financing Auth., Tax Allocation,
   Rev., zero coupon to 5.25%, 2013 through 2021                9,300            7,810
--------------------------------------------------------------------------------------
Contra Costa County
 County Public Facilities Corp.,
   Certificates of Participation, Rev., 7.80%, 2005             1,250            1,410
 Water District Rev., 5.00%, 2020                              10,000            8,746
 Home Mortgage, Rev., 7.75%, 2022                               2,715            3,518
--------------------------------------------------------------------------------------
Liberty Union High School District,
 Gen. Oblg., 5.50%, 2020                                        4,565            4,288
--------------------------------------------------------------------------------------

Portfolio of Investments

                                                          PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------
Coronado Community Dev. Agcy., Tax Allocation,
 Rev., 7.25%, 2012                                            $ 4,500          $ 4,923
--------------------------------------------------------------------------------------
Davis State Unified School District Community
 Facilities, Rev., 6.10% 2023                                   2,150            1,983
--------------------------------------------------------------------------------------
Department of Water Resources,
 Central Valley Proj., Water System Rev.,
 5.00% to 5.50%, 2012 through 2023                             16,585           14,870
--------------------------------------------------------------------------------------
Duarte, City of Hope National Medical Center,
 Certificates of Participation, Rev.,
 6.125% and 6.25%, 2013 and 2023                               27,000           25,262
--------------------------------------------------------------------------------------
East Bay Municipal Utility District
 Special Rev., 5.00%, 2015                                      2,600            2,297
 Water System, Subordinate Rev., 5.00%, 2014                   10,700            9,672
--------------------------------------------------------------------------------------
Educational Facilities Auth., Mills College, Rev.,
 6.875%, 2022                                                   1,775            1,838
--------------------------------------------------------------------------------------
Emeryville, Public Financing Auth.,
 Redev. Proj., Rev., 6.50%,2011                                10,255           10,344
--------------------------------------------------------------------------------------
Encina Financing Joint Powers Auth.,
 Wastewater, Rev., 6.875%, 2011                                 3,000            3,237
--------------------------------------------------------------------------------------
Fontana Public Financing Auth., Tax Allocation,
 Rev., 7.00%, 2021                                              3,900            3,984
--------------------------------------------------------------------------------------
Foothill-DeAnza Community College District,
 DeAnza Campus Center Proj., Certificates of
 Participation, Rev., 7.35%, 2007                               1,700            1,867
--------------------------------------------------------------------------------------
Fresno Health Facilities, Holy Cross Health
 System, St. Agnes Medical Center, Rev.,
 6.50% and 6.625%, 2011 and 2021                                3,500            3,617
--------------------------------------------------------------------------------------
Garden Grove:
 Agcy. Community Dev., Community Proj.,
   Tax Allocation, Rev., 5.875%, 2023                           8,865            8,229
 Public Financing Auth., Water Services Capital
   Improvement, Rev., 5.25%, 2015                               4,390            4,074
--------------------------------------------------------------------------------------
State, Gen. Oblg., 4.75% to 6.00%, 2013 through 2019           27,870           25,654
--------------------------------------------------------------------------------------
Hawthorne Community Redev. Agcy.,
 Tax Allocation, Rev., 6.625%, 2014                             2,000            2,013
--------------------------------------------------------------------------------------
Health Facilities Financing Auth.:
 Adventist Health System/West, Rev., 6.50%,
   2007 and 2011                                                5,750            6,129
 America Baptist Homes West, Rev., 7.65%, 2014                  4,000            4,343
 Catholic Healthcare West, Rev., 5.00%,
   2014 and 2021                                               23,280           20,604
 Children's Hospital, Rev., 7.50%, 2020                         3,600            4,054
 Evangelical Lutheran Good Samaritan Society,
   Rev., 5.30%, 2015                                            6,695            6,171
 Kaiser Permanante, Rev., 5.60% and 7.00%,
   2010 and 2033                                               11,050           10,574
 Marshall Hospital Health System, Rev.,
   5.125%, 2012                                                 3,770            3,378
 Small Facilities Loan, Insured Health Facility,
   Rev., 6.70%, 2011                                            1,200            1,240
 Southern California Presbyterian Homes,
   Rev., 6.70%, 2011                                            2,000            2,087
 Unihealth America, Rev., 7.625%, 2015                            745              832
--------------------------------------------------------------------------------------
Hollister Joint Powers Financing Auth.,
 Sewer System Improvement Proj., Rev.,
 5.75% and 5.90%, 2011 and 2023                                13,470           12,339
--------------------------------------------------------------------------------------
Housing Finance Agcy.:
 Home Mortgage, Rev., 6.875% to 9.20%,
   2010 through 2030                                           28,615           30,199
 Single Family Mortgage, Rev., 6.45%, 2025                      4,400            4,468
--------------------------------------------------------------------------------------

Portfolio of Investments


                                                         PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------
Inglewood:
 Civic Center Improvement Proj., Certificates
   of Participation, Rev., 6.50% to 7.00%,
   2011 through 2021                                          $ 7,025          $ 7,224
 Public Financing Auth., Manchester and
   North Inglewood Industrial Park Redev.
   Proj., Rev., 7.00%, 2022                                     9,625            9,884
----------------------------------------------------------------------------------------
Irvine Ranch, Water District Joint
 Powers Agcy., Rev., 7.875%, 2023                               5,000            5,372
----------------------------------------------------------------------------------------
Lemon Grove Community Dev. Agcy.,
 Tax Allocation, Rev., 6.65% and 6.90%,
 2006 and 2020                                                  1,500            1,541
----------------------------------------------------------------------------------------
Loma Linda, University Medical Center, Rev.,
 5.00% to 7.00%, 2013 through 2022                             15,795           14,770
----------------------------------------------------------------------------------------
Long Beach:
 Certificates of Participation, Airport Proj.,
   Rev., 5.00%, 2016                                            4,750            4,216
 Harbor Department, Rev., 7.25%, 2019                           8,000            8,491
 Health Care Systems, Sisters of Charity, Rev.,
   6.50%, 2015                                                  4,000            4,108
----------------------------------------------------------------------------------------
Los Angeles County:
 Metropolitan Transportation Auth., Sales Tax
   Rev., 4.75% and 5.00%, 2018 and 2021                        22,075           19,138
 Multiple Capital Facilities Project, Lease Rev.,
   4.75%, 2013                                                 10,000            8,634
 Public Works Financing Auth., County
   Flood Control District, Capital Construction
   Rev., 5.00%, 2011                                           27,835           25,525
 Sanitation Districts Financing Auth., Capital Proj.,
   Rev., 5.25%, 2019                                           10,610            9,653
 Transportation Commission, Sales Tax Rev.,
   6.50% to 7.40%, 2003 though 2019                            20,455           22,217
----------------------------------------------------------------------------------------
Los Banos, Certificates of Participation, Rev.,
 6.00%, 2019                                                    2,250            2,008
----------------------------------------------------------------------------------------
Martinez, Multiple Lenders, Home Mortgage,
 Rev., 10.375%, 2002                                               35               45
----------------------------------------------------------------------------------------
Metropolitan Water District of Southern California,
 Waterworks Rev., 5.75% to 6.625%,
 2012 through 2021                                              3,500            3,563
----------------------------------------------------------------------------------------
Modesto Irrigation District Financing Auth.,
 Domestic Water Proj., Rev., 5.75%, 2022                        3,455            3,367
----------------------------------------------------------------------------------------
Montebello Community Redev. Agcy., Montebello
 Hills Redev., Tax Allocation, Rev., 7.50%, 2010                3,750            4,164
----------------------------------------------------------------------------------------
Moreno Valley, Towngate Community Facilities:
 District 87-1, Improvement Area No. 1,
   Special Tax Rev., 7.125%, 2023                               2,810            2,838
 Special Tax, Rev., 6.50%, 2009                                 3,670            3,723
----------------------------------------------------------------------------------------
Morgan Hill Redev. Agcy., Ojo de Agua Community
 Dev. Proj., Tax Allocation, Rev., 5.50%, 1999                  3,725            3,818
----------------------------------------------------------------------------------------
Northern California Power Agcy.:
 Geothermal Proj., Number 3, Rev., 7.00%, 2007                  8,000            8,255
 Hydroelectric Number One, Rev., 7.15%, 2024                    8,940            9,600
----------------------------------------------------------------------------------------
Orange County, Civic Center, Certificates of
 Participation, Rev., 6.625%, 2010                              2,000            2,102
----------------------------------------------------------------------------------------
Pinole Redev. Agcy., Pinole Vista Redev. Proj.,
 Tax Allocation, Rev., 5.60%, 2017                              2,000            1,815
----------------------------------------------------------------------------------------
Pittsburg ReDev. Agcy. Los Medanos Proj.,
 Tax Allocation, Rev., 5.00%, 2013                              4,470            4,033
----------------------------------------------------------------------------------------
Port of Oakland, Rev., 7.60%, 2016                              8,520            9,121
========================================================================================

                                                        Portfolio of Investments

                                                          PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------
Public Works Board:
 Department of Corrections, Rev.,
   5.375% to 7.40%, 2010 through 2018                         $15,580          $15,629
 Department of Justice Building,
   Rev., 5.625%, 2020                                           2,825            2,700
 Various Universities, Rev., 5.50%, 2021                        6,300            5,683
----------------------------------------------------------------------------------------
Rancho Water District Financing
 Auth., Rev., 4.875%, 2015                                      2,100            1,834
----------------------------------------------------------------------------------------
Redbud Hospital District, Insured
 Health Facility, Rev., 7.90%, 2011                             1,000            1,044
----------------------------------------------------------------------------------------
Reedley, Sierra View Homes, Inc., Insured
 Certificates of Participation, Rev., 7.60%, 2021               4,145            4,477
----------------------------------------------------------------------------------------
Riverside County, Public Facilities Financing,
 Certificates of Participation, Rev.,
 6.875% and 7.875%, 2009 and 2015                               7,250            7,657
----------------------------------------------------------------------------------------
Rohnert Park Public Safety Facilities Proj.,
 Certificates of Participation, 4.75%, 2017                     1,880            1,590
----------------------------------------------------------------------------------------
Sacramento County, Sanitation Districts
 Financing Auth., Rev., 5.00%, 2016                            12,000           10,594
----------------------------------------------------------------------------------------
San Bernardino County, West Valley Detention
 Center, Certificates of Participation,
 Rev., 6.50%, 2012                                              8,000            8,416
----------------------------------------------------------------------------------------
San Bernardino Joint Powers Financing Auth.,
 Lease Rev., 7.15%, 2013                                        4,250            4,673
----------------------------------------------------------------------------------------
San Diego, Misdemeanor Pre-Arraignment
 Detention Facility, Certificates of Participation,
 Rev., 8.00%, 2002                                              6,175            6,515
----------------------------------------------------------------------------------------
San Jose Redev. Agcy., Merged Area Redev.
 Proj., Tax Allocation, 5.00% and 5.75%,
 2011 and 2020                                                 16,555           15,277
----------------------------------------------------------------------------------------
San Pablo Redev. Agcy., Merged Area Proj.,
 Tax Allocation, Rev., 5.25%, 2016                              3,720            3,437
----------------------------------------------------------------------------------------
Santa Barbara County, Rev., Montecito Retirement,
 Certificates of Participation, Rev., 5.75%
 and 5.80%, 2013 and 2018                                       5,650            5,347
----------------------------------------------------------------------------------------
Santa Clarita Public Financing Auth., Local Agcy.
 Rev., 6.70% and 6.75%, 2011 and 2021                           4,250            4,469
----------------------------------------------------------------------------------------
Santa Cruz County Housing Auth.:
 Housing Financing Auth., Public Facilities Proj.,
   Lease Rev., 5.50%, 2020                                      4,570            4,287
 Multi-Family Housing, Rev., 7.75%, 2023                        2,000            2,150
----------------------------------------------------------------------------------------
Santa Maria, Redev. Agcy. Rev., Town Center and
 West Side Parking Facility, Rev., 5.00%, 2016                  7,180            6,428
----------------------------------------------------------------------------------------
Snowline Joint Unified School District, 1993
 Family Proj., Certificates of Participation, Rev.,
 6.30% and 6.40%, 2011 and 2018                                 3,695            3,699
----------------------------------------------------------------------------------------
South San Francisco, Capital Improvement
 Financing Auth., Conference Center Proj., Rev.,
 6.125%, 2018                                                   3,925            3,684
----------------------------------------------------------------------------------------
Southern California Home Financing Auth.,
 Single Family Mortgage, Rev., 6.75% and 7.35%,
 2022 and 2024                                                  1,565            1,630
----------------------------------------------------------------------------------------
Southern California Public Power Auth.:
 Mead Adelanto Proj., Rev., 4.75%, 2016                         8,000            6,794
 Power Proj. Rev., 5.00%, 2015                                 19,150           17,253
========================================================================================

Performance Update

Kemper Michigan Tax-Free Income Fund

MICHIGAN TOTAL RETURNS*
For period ended August 31, 1995 (adjusted for the maximum sales charge)

KEMPER MICHIGAN TAX-FREE INCOME FUND

                                                 LIFE OF
                                                  CLASS
---------------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE INCOME FUND CLASS A       0.26%    (Since 3/15/95)
---------------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE INCOME FUND CLASS B       0.72%    (Since 3/15/95)
---------------------------------------------------------------------------
KEMPER MICHIGAN TAX-FREE INCOME FUND CLASS C       4.63%    (Since 3/15/95)
---------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the maximum contingent deferred sales charge of 4%. There is no sales charge for C Shares. Total return reflects aggregate charge. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


KEMPER MICHIGAN TAX-FREE INCOME FUND

PORTFOLIO COMPOSITION           ON 8/31/95
------------------------------------------
REVENUE BONDS                       60%
------------------------------------------
GENERAL OBLIGATION BONDS            36
------------------------------------------
CASH AND EQUIVALENTS                 4
------------------------------------------
                                   100%

Portfolio of Investments

                                                             PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------
Statewide Communities Dev. Auth.:
 Cedars-Sinai Medical Center, 5.80% to 6.50%,
   2000 through 2012                                          $22,205          $23,064
 Certificates of Participation
   Catholic Healthcare West, 5.50%, 2023                        2,475            2,296
 Eskaton Properties, Inc., Insured Health
   Facilities, 5.80%, 2013                                      4,000            3,850
 Oakland Convention Center, Lease Rev.,
   6.00%, 2005                                                  2,500            2,664
 Sutter Health Obligated Group, 5.50%, 2023                     7,075            6,562
 United Western Medical Centers, Insured,
   Rev., 6.80%, 2009                                            4,245            4,468
--------------------------------------------------------------------------------------
Torrance Memorial Hospital Medical Center,
 Rev., 6.75%, 2012                                             5,000             5,176
--------------------------------------------------------------------------------------
University of California:
 Housing Systems, Rev., 5.50% and 6.75%,
   2018 and 2009                                                4,725            4,658
 Multiple Purpose Proj., Rev., 4.75% to 5.25%,
   2012 through 2023                                           33,025           28,571
--------------------------------------------------------------------------------------
University of Puerto Rico, Rev., 5.25%, 2025                    3,100            2,847
--------------------------------------------------------------------------------------
Victor Valley Community College District,
 Certificates of Participation, Rev., 6.875%, 2023              8,705            8,921
--------------------------------------------------------------------------------------
Western Placer Unified School District,
 Election of 1993, Gen. Oblg., zero coupon, 2011                1,590              625
--------------------------------------------------------------------------------------
Westminster Redev. Agcy., Westminster Commercial
 Redev. Proj., Tax Allocation, Rev., 7.30%, 2021                2,500            2,566
--------------------------------------------------------------------------------------
Yorba Linda, Redev. Agcy. Tax Allocation,
 Rev., 5.25%, 2013                                              2,825            2,638
--------------------------------------------------------------------------------------
Yosemite Community College District,
 Certificates of Participation, Rev., 7.75%, 2011               1,665            1,792
--------------------------------------------------------------------------------------
Puerto Rico Commonwealth, Gen. Oblg.,
 5.375%, 2022                                                   5,535            5,195
--------------------------------------------------------------------------------------
Puerto Rico Housing Bank and Financing Agcy.,
 Single Family Mortgage, Rev., 6.25%, 2029                     12,145           12,214
======================================================================================
TOTAL OTHER MUNICIPAL OBLIGATIONS--93.4%                                     1,014,965
======================================================================================
TOTAL OBLIGATIONS--98.2%
(COST: $1,028,044)                                                           1,067,583
======================================================================================
MONEY MARKET INSTRUMENTS--.1%
YIELD--3.35%
DUE--SEPTEMBER 1995
(COST: $1,480)                                                  1,480            1,480
======================================================================================
TOTAL INVESTMENTS--98.3%
(COST: $1,029,524)                                                           1,069,063
======================================================================================
CASH AND OTHER ASSETS, LESS LIABILITIES--1.7%                                   18,169
======================================================================================
NET ASSETS--100%                                                            $1,087,232
======================================================================================
NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $1,028,890,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $48,978,000, the aggregate gross unrealized depreciation was $8,805,000 and the net unrealized appreciation of investments was $40,173,000.

See accompanying Notes to Financial Statements.

Portfolio Statistics

QUALITY         On 8/31/95
--------------------------
AAA             64%
--------------------------
AA              24
--------------------------
A                4
--------------------------
BBB              4
--------------------------
NR               4
--------------------------
               100%


YEARS TO MATURITY         ON 8/31/95
------------------------------------
10-20 YEARS                   21%
------------------------------------
20+ YEARS                     79
------------------------------------
                             100%

AVERAGE MATURITY          ON 8/31/95
------------------------------------
                          22.8 YEARS
------------------------------------

Portfolio of Investments

MICHIGAN TAX-FREE INCOME FUND
August 31, 1995
(DOLLARS IN THOUSANDS)

                                     PRINCIPAL AMOUNT         VALUE

MUNICIPAL OBLIGATIONS
-------------------------------------------------------------------
Anchor Bay School District,
         Gen. Oblg., 5.25%, 2014           $ 20                $ 19
-------------------------------------------------------------------
Birmingham Public Schools,
         Gen. Oblg., 5.75%, 2011             15                  15
-------------------------------------------------------------------
Board of Trustees of State University,
         Rev., 5.50%, 2022                   20                  19
-------------------------------------------------------------------
Breifung Township School District,
         Gen. Oblg., 5.50%, 2012             20                  20
-------------------------------------------------------------------
Cedar Springs Public Schools,
         Gen. Oblg., 5.875%, 2013 and 2014   95                  95
-------------------------------------------------------------------
Chelsea School District,
         Gen. Oblg., 6.00%, 2019            100                 100
-------------------------------------------------------------------
Clarkston Community Schools,
         Gen. Oblg., 5.90%, 2016             95                  95
-------------------------------------------------------------------
Dearborn Economic Dev. Corp., Hospital
         Rev., 5.875%, 2025                 100                  99
-------------------------------------------------------------------
Detroit:
         Gen. Oblg., 6.80%, 2015             50                  52
         Water Rev., 4.75%, 2019             15                  13
-------------------------------------------------------------------
Dickinson County Economic Dev. Corp.,
         Pollution Control Rev., Champion
         International Corp. Proj.,
         5.85%, 2018                         75                  71
-------------------------------------------------------------------
Environmental Protection Program,
         Gen. Oblg., 5.40%, 2019            100                  93
-------------------------------------------------------------------
Fitzgerald Public Schools,
         Gen. Oblg., 5.125%, 2016            20                  18
-------------------------------------------------------------------
Genesee School District,
         Gen. Oblg., 5.75%, 2017            120                 117
-------------------------------------------------------------------
Grand Haven, Electric System Rev.,
         5.25%, 2013 and 2016                90                  83
-------------------------------------------------------------------
Greenville Public Schools, Gen. Oblg.,
         5.75%, 2013 and 2024               105                 103
-------------------------------------------------------------------
Gull Lake Community Schools,
         Gen. Oblg., 5.25%, 2021              5                   5
-------------------------------------------------------------------
Hanover-Horton School District,
         Gen. Oblg., 5.50%, 2020            100                  96
-------------------------------------------------------------------
Housing Dev. Auth., Limited Oblg. Rev.,
         Green Hill Project, 5.45%, 2011     20                  19
-------------------------------------------------------------------
Kalamazoo Hospital Finance Auth.,
         Hospital Rev., Borgess Medical
         Center, 5.25%, 2017                 85                  78
-------------------------------------------------------------------
L'Anse Creuse Public Schools,
         Gen. Oblg., 5.50%, 2014             20                  19
-------------------------------------------------------------------
Lansing, Sewage Disposal System
         Rev., 5.85%, 2014                  100                 100
-------------------------------------------------------------------
Marquette Area Public Schools,
         Gen. Oblg., 5.25%, 2014             20                  19
-------------------------------------------------------------------
Michigan Trunk Line, Rev., 5.50%, 2021      110                 102
-------------------------------------------------------------------
Monroe County, Pollution Control
         Rev., 6.55%, 2024                  100                 104
-------------------------------------------------------------------
Municipal Bond Auth.:
         Local Government Bond Auth.,
         Rev., 6.00%, 2013                   10                  10
         Local Government Loan Program,
         Rev., 5.75%, 2014                   70                  69
         State Revolving Fund,
         Rev., 6.50%, 2014                   15                  16
-------------------------------------------------------------------
North Branch Area Schools,
         Gen. Oblg., 5.375%, 2021             5                   5
-------------------------------------------------------------------
Oakland County, Drainage District,
         Rev., 6.40%, 2016                   15                  16
-------------------------------------------------------------------
Portage Public Schools,
         Gen. Oblg., 5.625%, 2019            40                  39
-------------------------------------------------------------------
Public Power Agency, Belle River Project,
         Rev., 5.00%, 2019                  100                  87
-------------------------------------------------------------------
Reeths Puffer School District,
         Gen. Oblg., 6.00%, 2025            100                 101
-------------------------------------------------------------------


Portfolio of Investments

                                        PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------
Regents of the University of Michigan:
         Hospital Rev., 5.50%, 2021        $ 15             $ 14
         Major Capital Projects
         Student Fee Bonds, 5.50%, 2013      10               10
----------------------------------------------------------------
Rockford Public Schools,
         Gen. Oblg., 5.875%, 2019            25               24
----------------------------------------------------------------
St. Clair County, Water Supply
         System No. VII, Ira Township
         Bonds, Gen. Oblg., 5.25%, 2018      15               14
----------------------------------------------------------------
St. Clair Shores, Health Care  Rev.,
         Bon Secours Health
         System Proj., 6.00%, 2027           15               15
----------------------------------------------------------------
State Building Auth., Rev., 6.25%, 2020      95               96
----------------------------------------------------------------
State Hospital Finance Auth.:
         Hospital Rev., Oakwood Hospital
         Obligated Group, 5.50% and
         5.625%, 2013 and 2018              115              109
         Hospital Rev., St. John Hospital,
         5.75%, 2016                        100               98
----------------------------------------------------------------
State Housing Dev. Auth., Rental Housing
         Rev., 5.75%, 2014                   15               15
----------------------------------------------------------------
Strategic Fund, Limited Oblg., Rev.,
         Detroit Edison Company
         Pollution Control Project,
         6.20%, 2025                        100              101
----------------------------------------------------------------
University of Puerto Rico,
         University System
         Rev., 5.25%, 2025                   80               73
----------------------------------------------------------------
Wayne County, Airport Rev.,
         Detroit Metropolitan Wayne
         County Airport, 6.125%, 2024        20               20
----------------------------------------------------------------
Wayne State University Board of
         Governors, Gen. Rev.,
         5.65%, 2015                        100               98
----------------------------------------------------------------
West Ottawa Public Schools,
         Gen. Oblg., 6.00%, 2020             25               25
----------------------------------------------------------------
Western Michigan University,
         Board of Trustees,
         Gen. Rev., 6.125%, 2022             30               30
----------------------------------------------------------------
Wyandotte, Electric Rev., 6.250%, 2017       45               46
----------------------------------------------------------------
Puerto Rico Commonwealth:
         Electric Power Auth.,
         Rev., 6.125%, 2021                 100              101
         Gen. Oblg., 5.50%, 2009             15               15
         Housing Rev., 6.25%, 2029           30               30
----------------------------------------------------------------
Virgin Islands Public Finance Auth.,
         Government Dev. Program,
         Rev., 7.25%, 2018                  100              106
----------------------------------------------------------------
TOTAL INVESTMENTS--95.4%
(COST: $2,896)                                             2,937
----------------------------------------------------------------
CASH AND OTHER ASSETS,
         LESS LIABILITIES--4.6%                              142
----------------------------------------------------------------
NET ASSETS--100%                                           $3,079

Note to Portfolio of Investments

Based on the cost of investments of $2,896,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $49,000, the aggregate gross unrealized depreciation was $8,000 and the net unrealized appreciation of investments was $41,000.

See accompanying Notes to Financial Statements.

                                                              Performance Update

Kemper Ohio Tax-Free Income Fund


OHIO AVERAGE ANNUAL TOTAL RETURNS*
For Periods Ended August 31, 1995 (adjusted for the maximum sales charge)


KEMPER OHIO TAX-FREE INCOME FUND

                                                                  LIFE OF
                                                       1-YEAR      CLASS
--------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS A                                      3.33%       4.91%        (Since 3/22/93)
--------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS B                                      4.57        4.96         (Since 5/31/94)
--------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE
INCOME FUND CLASS C                                      7.56        7.32         (Since 5/31/94)
--------------------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER OHIO TAX-FREE INCOME FUND CLASS A
FROM 3/22/93 THROUGH 8/31/95


                                                        3/22/93         12/31/93        12/31/94        8/31/95
----------------------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE INCOME FUND CLASS A(1)             $10,000         $10,509         $10,124         $11,246
----------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000          10,826          10,267          11,508
----------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000          10,153          10,425          10,648
----------------------------------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER OHIO TAX-FREE INCOME FUND CLASS B
FROM 5/31/94 THROUGH 8/31/95

                                                        5/31/94      9/30/94     12/31/94     3/31/95         6/30/95   8/31/95
---------------------------------------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE INCOME FUND CLASS B(1)             $10,000      $ 9,974     $ 9,881      $10,582         $10,945    $10,624
---------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000       10,007       9,864       10,561          10,816     11,057
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000       10,129      10,149       10,264          10,339     10,336
----------------------------------------------------------------------------------------------------------------------------------


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER OHIO TAX-FREE INCOME FUND CLASS C
FROM 5/31/94 THROUGH 8/31/95

                                                        5/31/94      9/30/94     12/31/94     3/31/95         6/30/95   8/31/95
---------------------------------------------------------------------------------------------------------------------------------
KEMPER OHIO TAX-FREE INCOME FUND CLASS C(1)             $10,000      $ 9,952     $ 9,880      $10,593         $10,758    $10,923
---------------------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX(+)                  10,000       10,007       9,864       10,561          10,816     11,057
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRICE INDEX(++)                                 10,000       10,129      10,149       10,264          10,339     10,336
----------------------------------------------------------------------------------------------------------------------------------


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; since inception, 3%. There is no sales charge for C Shares. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper State Tax-Free Income Funds to the Lehman Brothers Municipal Bond Index, you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.
(+)      The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index a municipal bond must meet the following criteria: a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bond subject to AMT, variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.
(++)     The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

Portfolio Statistics


KEMPER OHIO TAX-FREE INCOME FUND

PORTFOLIO COMPOSITION                 ON 8/31/95         ON 8/31/94
--------------------------------------------------------------------
REVENUE BONDS                              71%                66%
--------------------------------------------------------------------
GENERAL OBLIGATION BONDS                   27                 27
--------------------------------------------------------------------
CASH AND EQUIVALENTS                        2                  7
--------------------------------------------------------------------
                                          100%               100%
--------------------------------------------------------------------



QUALITY                               ON 8/31/95         ON 8/31/94
--------------------------------------------------------------------
 AAA                                       69%                70%
--------------------------------------------------------------------
 AA                                        13                 10
--------------------------------------------------------------------
 A                                          9                 12
--------------------------------------------------------------------
 BBB                                        8                  8
--------------------------------------------------------------------
 NR                                         1                 --
--------------------------------------------------------------------
                                          100%               100%
--------------------------------------------------------------------



YEARS TO MATURITY                     ON 8/31/95         ON 8/31/94
--------------------------------------------------------------------
 10-20 YEARS                               48%                50%
--------------------------------------------------------------------
 20+ YEARS                                 52                 50
--------------------------------------------------------------------
                                          100%               100%
--------------------------------------------------------------------



AVERAGE MATURITY              ON 8/31/95                      ON 8/31/94
-------------------------------------------------------------------------------
                              21.2 YEARS                      17.9 YEARS
-------------------------------------------------------------------------------


                                                        Portfolio of Investments

OHIO TAX-FREE INCOME FUND
August 31, 1995
(DOLLARS IN THOUSANDS)

                                                                                            PRINCIPAL AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL       Batavia Local School District,
OBLIGATIONS        Gen. Oblg., 7.00%, 2014                                                           $   500              $   566
                -------------------------------------------------------------------------------------------------------------------
                Building Auth.:
                   Administrative Building Funds Proj.,
                       Rev., 5.50% and 6.30%, 2012 and 2011                                              265                  268
                   Adult Correctional Building Fund Proj.,
                       Rev., 6.125%, 2012                                                                310                  317
                   James A. Rhodes State Office Tower,
                       Rev., 6.25%, 2011                                                                 215                  221
                   Juvenile Correctional Building Proj.,
                       Rev., 6.60%, 2014                                                                 200                  215
                -------------------------------------------------------------------------------------------------------------------
                Cambridge, Water System Rev., 5.50%, 2015                                                550                  532
                -------------------------------------------------------------------------------------------------------------------
                Canton Waterworks, Gen. Oblg., 5.85%, 2015                                               300                  303
                -------------------------------------------------------------------------------------------------------------------
                Cleveland, Airport System Improvement,
                   Rev., 5.75%, 2015                                                                     750                  739
                -------------------------------------------------------------------------------------------------------------------
                Cleveland Public Power, First Mortgage,
                   Rev., 7.00%, 2017                                                                     750                  830
                -------------------------------------------------------------------------------------------------------------------
                Cleveland, Waterworks Improvement,
                   First Mortgage, Rev., 5.50% and 6.25%,
                   2013 and 2015                                                                         895                  911
                -------------------------------------------------------------------------------------------------------------------
                Columbus Municipal Airport Auth., Rev.,
                   6.00%, 2014                                                                           750                  755
                -------------------------------------------------------------------------------------------------------------------
                Crawford County, Gen. Oblg., 6.75%, 2019                                                 700                  768
                -------------------------------------------------------------------------------------------------------------------
                Cuyahoga County:
                   Fairview General Hospital, Rev., 5.50%, 2014                                          500                  461
                   Merida Health System, Rev., 6.25%, 2014                                               950                  967
                   Multi-Family Housing, Rev., 6.50%, 2020                                             1,000                1,000
                -------------------------------------------------------------------------------------------------------------------
                Delaware County:
                   Gen. Oblg., 5.25%, 2015                                                               320                  298
                   School District, Gen. Oblg., 5.20%, 2016                                            1,000                  931
                -------------------------------------------------------------------------------------------------------------------
                Fayette County, Gen. Oblg., 5.90%, 2013                                                  200                  193
                -------------------------------------------------------------------------------------------------------------------
                Franklin County:
                   Convention Facilities Auth., Tax and Lease
                       Rev., 5.85%, 2019                                                                 150                  150
                   Riverside United Methodist Hospital Proj.,
                       Rev., 5.75%, 2012 and 2020                                                        900                  874
                -------------------------------------------------------------------------------------------------------------------
                Green Springs, Health Care Facility,
                   St. Francis Healthcare, Rev., 7.00%, 2014                                             400                  403
                -------------------------------------------------------------------------------------------------------------------
                Higher Educational Facility:
                   Dayton University, Rev., 6.60%, 2017                                                  430                  459
                   Dominican College, Rev., 6.625%, 2014                                                 600                  621
                   Oberlin College Proj., Rev., 5.375%, 2015                                             750                  704
                -------------------------------------------------------------------------------------------------------------------
                Highland Heights, Gen. Oblg., 6.15%, 2012                                                145                  148
                -------------------------------------------------------------------------------------------------------------------
                Housing Finance Agcy., Single Family Mortgage,
                   Rev., 7.85%, 2021                                                                     365                  388
                -------------------------------------------------------------------------------------------------------------------
                Lake County, Hospital Facility, Rev., 5.375%, 2010                                       850                  827
                -------------------------------------------------------------------------------------------------------------------
                Lakeview Local School District,
                   Gen. Oblg., 6.90%, 2014                                                               700                  777
                -------------------------------------------------------------------------------------------------------------------
                Lorrain, Gen. Oblg., 5.65%, 2015                                                         175                  171
                -------------------------------------------------------------------------------------------------------------------
                Lucas County:
                   Public Improvement Water Utility,
                       Rev., 6.05%, 2013                                                                 130                  133
                   St. Vincent Medical Center, Rev., 5.375% and 5.45%,
                       2017 and 2014                                                                     800                  758
                -------------------------------------------------------------------------------------------------------------------
                Marion County Health Care Facilities Refunding and
                   Improvement, United Church Homes Proj.,
                   Rev., 6.30% and 6.375%, 2015 and 2010                                                 700                  666
                -------------------------------------------------------------------------------------------------------------------


Portfolio of Investments


                                                                                            PRINCIPAL AMOUNT                 VALUE
                -------------------------------------------------------------------------------------------------------------------
                Muskingum County, Franciscan Health
                   Advisory Services, Inc., Rev., 7.50%, 2012                                        $    30              $    31
                -------------------------------------------------------------------------------------------------------------------
                Napoleon, Health Care Facility, Lutheran
                   Orphans' and Old Folks' Home Society,
                   Rev., 6.875%, 2023                                                                    495                  521
                -------------------------------------------------------------------------------------------------------------------
                North Royalton City School District,
                   Gen. Oblg., 6.10%, 2019                                                               500                  513
                -------------------------------------------------------------------------------------------------------------------
                Northeast Ohio Regional Sewer District,
                   Wastewater Improvement, Rev., 6.50%, 2016                                             800                  837
                -------------------------------------------------------------------------------------------------------------------
                Olentangy Local School District,
                   Gen. Oblg., 5.85% and 6.35%, 2007 and 2017                                            550                  576
                -------------------------------------------------------------------------------------------------------------------
                Olmstead Falls Schoool District,
                   Gen Oblg., 6.85%, 2011                                                                250                  281
                -------------------------------------------------------------------------------------------------------------------
                St. Henry Consolidated Local School District,
                   Gen. Oblg., 5.25%, 2019                                                               400                  371
                -------------------------------------------------------------------------------------------------------------------
                State Turnpike, Rev., 5.45%, 2011                                                        750                  739
                -------------------------------------------------------------------------------------------------------------------
                State Water Dev. Auth., Rev., 6.15%, 2023                                              1,000                1,024
                -------------------------------------------------------------------------------------------------------------------
                Sandusky County, Gen. Oblg., 6.20%, 2013                                                 500                  522
                -------------------------------------------------------------------------------------------------------------------
                Shawnee State University, General Receipts,
                   Rev., 6.00%, 2014                                                                     200                  204
                -------------------------------------------------------------------------------------------------------------------
                City of Springdale, Hospital Facilities First
                   Mortgage, Southwestern Ohio Seniors
                   Services, Rev., 6.00%, 2018                                                           750                  669
                -------------------------------------------------------------------------------------------------------------------
                Toledo, Gen. Oblg., 6.10% and 6.35%,
                   2014 and 2025                                                                       1,250                1,280
                -------------------------------------------------------------------------------------------------------------------
                Trumbull County Sewer Improvement,
                   Gen. Oblg., 6.20%, 2014                                                               500                  519
                -------------------------------------------------------------------------------------------------------------------
                Tuscarawas Valley Local School District,
                   Gen. Oblg., 6.60%, 2015                                                               365                  396
                -------------------------------------------------------------------------------------------------------------------
                University, General Receipt, Rev., 5.00%
                   2013 and 2018                                                                       1,500                1,357
                -------------------------------------------------------------------------------------------------------------------
                University of Cincinnati, General Receipt,
                   Rev., 5.15%, 2014                                                                     455                  414
                -------------------------------------------------------------------------------------------------------------------
                Warren County, Sewer District, Rev., 5.45%, 2015                                         175                  169
                -------------------------------------------------------------------------------------------------------------------
                Youngstown, Gen. Oblg., 6.125%, 2014                                                     110                  113
                -------------------------------------------------------------------------------------------------------------------
                Puerto Rico:
                   Electric Power Auth., Rev., 5.50%, 2025                                               750                  697
                   Finance Agcy., Rev., 6.00%, 2014                                                      750                  763
                   Housing  and Finance Agcy., Rev., 6.25%, 2029                                       1,000                1,006
                   Medical and Environmental Control Facilities,
                       Rev., 6.25%, 2032                                                                 400                  405
                -------------------------------------------------------------------------------------------------------------------
                Virgin Islands Public Finance Auth.,
                   Rev., 7.25%, 2018                                                                    225                   238
                ===================================================================================================================
                TOTAL OBLIGATIONS -- 98.6%
                (COST: $30,007)                                                                                            30,999
                ===================================================================================================================
                MONEY MARKET INSTRUMENTS -- 1.2%
                YIELD -- 3.40%
                DUE -- SEPTEMBER 1995
                (COST: $400)                                                                             400                  400
                ===================================================================================================================
                TOTAL INVESTMENT -- 99.8%
                (COST: $30,407)                                                                                            31,399
                ===================================================================================================================
                CASH AND OTHER ASSETS, LESS LIABILITIES -- .2%                                                                 51
                ===================================================================================================================
                NET ASSETS -- 100%                                                                                        $31,450
                ===================================================================================================================

NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $30,407,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $1,137,000, the aggregate gross unrealized depreciation was $145,000 and the net unrealized appreciation of investments was $992,000.

See accompanying Notes to Financial Statements.

KEMPER TEXAS TAX-FREE INCOME FUND
PERFORMANCE UPDATE
TEXAS AVERAGE ANNUAL TOTAL RETURNS*
For Periods Ended August 31, 1995 (Adjusted For The Maximum Sales
Charge)

KEMPER TEXAS TAX-FREE INCOME FUND


                                                        LIFE OF
                                              1-YEAR    CLASS
-----------------------------------------------------------------------------------
KEMPER TEXAS TAX-FREE
INCOME FUND CLASS A                           4.34%     7.62%     (Since 11/1/91)
-----------------------------------------------------------------------------------

KEMPER TEXAS TAX-FREE
INCOME FUND CLASS B                           5.16      4.89      (Since 5/31/94)

-----------------------------------------------------------------------------------
KEMPER TEXAS TAX-FREE
INCOME FUND CLASS C                           8.27      7.32      (Since 5/31/94)


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TEXAS TAX-FREE INCOME FUND CLASS A
FROM 11/1/91 THROUGH 8/31/95

                                        KEMPER TEXAS     LEHMAN BROTHERS
                                       TAX-FREE INCOME    MUNICIPAL BOND      CONSUMER
                                        FUND CLASS A(1)       INDEX+        PRICE INDEX++
CLASS A
11/1/91                                    10000              10000             10000
12/31/91                                    9785              10243             10036
12/31/92                                   10752              11146             10328
12/31/93                                   12271              12515             10611
12/31/94                                   11952              11868             10895
 8/31/95                                   13256              13303             11128

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TEXAS TAX-FREE INCOME FUND CLASS B
FROM 5/31/94 THROUGH 8/31/95

                                        KEMPER TEXAS     LEHMAN BROTHERS
                                       TAX-FREE INCOME    MUNICIPAL BOND      CONSUMER
                                        FUND CLASS B(1)       INDEX+        PRICE INDEX++
CLASS B
 5/31/94                                10000                10000             10000
 9/30/04                                 9951.90             10007             10129
12/31/94                                 9906.20              9864             10149
 3/31/95                                10537.1              10561             10264
 6/30/95                                10921.6              10816             10339
 8/31/95                                10615.4              11057             10366

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER TEXAS TAX-FREE INCOME FUND CLASS C
FROM 5/31/94 THROUGH 8/31/95

                                        KEMPER TEXAS     LEHMAN BROTHERS
                                       TAX-FREE INCOME    MUNICIPAL BOND      CONSUMER
                                        FUND CLASS C(1)       INDEX+        PRICE INDEX++
CLASS C
 5/31/94                                10000              10000             10000
 9/30/94                                 9928              10007             10129
12/31/94                                 9913               9864             10149
 3/31/95                                10546              10561             10264
 6/30/95                                10753              10816             10339
 8/31/95                                10923              11057             10366

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; since inception, 3%. There is no sales charge for C Shares. Average annual total return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance  includes   reinvestment  of  dividends   and    adjustment  for
the  maximum sales  charge for  A Shares  and the contingent deferred sales
charges in effect at the  end of  the period  for B  Shares.   In comparing
the Kemper State Tax-Free Income Funds  to the Lehman  Brothers Municipal
Bond Index, you should note that the funds' performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.


+The Lehman Brothers Municipal Bond Index includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria; a minimum credit rating of BBB, have been issued as a part of an issue of at least $50 million, have been issued within the last 5 years, and have a maturity of at least 2 years. Bond subject to AMT, variable rate bonds and zero coupon bonds are excluded from the index. Source is Towers Data Systems.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for
all urban consumers.   It is generally considered to be   a measure of
inflation.  Source is Towers Data Systems.

PORTFOLIO STATISTICS

KEMPER TEXAS TAX-FREE INCOME FUND



PORTFOLIO COMPOSITION                             ON 8/31/95          ON 8/31/94
-------------------------------------------------------------------------------
REVENUE BONDS                                          79%                 78%
-------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS                               19                  19
-------------------------------------------------------------------------------
CASH AND EQUIVALENTS                                    2                   3
-------------------------------------------------------------------------------
                                                      100%                100%

             [PIE CHART]                                [PIE CHART]
              On 8/31/95                                On 8/31/94

                            - Revenue bonds
                            - General Obligation bonds
                            - Cash and equivalents


QUALITY                                                 ON 8/31/95     ON 8/31/94
-------------------------------------------------------------------------------
AAA                                                         64%           57%
-------------------------------------------------------------------------------
AA                                                          16            22
-------------------------------------------------------------------------------
A                                                            8            13
-------------------------------------------------------------------------------
BBB                                                         10             6
-------------------------------------------------------------------------------
NR                                                           2             2
-------------------------------------------------------------------------------
                                                           100%          100%

                  [PIE CHART]                  [PIE CHART]
                  ON 8/31/95                   ON 8/31/94

                                    - AAA
                                    - AA
                                    - A
                                    - BBB
                                    - NR

YEARS TO MATURITY                                      ON 8/31/95     ON 8/31/94
-------------------------------------------------------------------------------
1-10 YEARS                                                   1%            9%
-------------------------------------------------------------------------------
10-20 YEARS                                                 62            67
-------------------------------------------------------------------------------
20+ YEARS                                                   37            24
-------------------------------------------------------------------------------
                                                           100%          100%



                  [PIE CHART]           [PIE CHART]
                  On 8/31/95            On 8/31/94

                             1-10 years
                             10-20 years
                             20+ years

AVERAGE MATURITY                              ON 8/31/95     ON 8/31/94
-------------------------------------------------------------------------------
                                                  19.0 YEARS     17.9 YEARS
-------------------------------------------------------------------------------

                                     26

PORTFOLIO OF INVESTMENTS

TEXAS TAX-FREE INCOME FUND
August 31, 1995
(Dollars in thousands)


                                                      PRINCIPAL AMOUNT   VALUE
------------------------------------------------------------------------------
MUNICIPAL
OBLIGATIONS    Abilene Higher Education Facilities Corp.,
                 Abilene Christian University Proj.,
                 Rev., 6.25%, 2011                            $  300    $  303
               ---------------------------------------------------------------
               Aldine Independent School District,
                 Harris County,  Gen. Oblg., 5.50%, 2016         300       283
               ---------------------------------------------------------------
               Amarillo, Gen. Oblg., 5.125%, 2015                350       322
               ---------------------------------------------------------------
               Austin Airport, Rev., 6.20%, 2015                 585       590
               ---------------------------------------------------------------
               Austin Combined Utility Systems,
                 Rev., zero coupon, 2010                        1,200      500
               ---------------------------------------------------------------
               Bexar County Housing Finance Dev. Corp.,
                 Multi-Family Housing, Rev., 6.875%, 2012         250      263
               ---------------------------------------------------------------
               Bexar Metro Water District, Rev., 5.875%, 2022     350      345
               ---------------------------------------------------------------
               Brazos River Auth., Texas Utilities
                 Electric  Company Proj., Rev., 8.125%, 2020      350      388
               ---------------------------------------------------------------
               Cameron County Housing Finance Corp.,
                 Single Family Mortgage, Rev., 6.75%, 2025        500      523
               ---------------------------------------------------------------
               Circle C, Utility System, District
                 Number Three, Rev., 6.50%, 2009                  250      264
               ---------------------------------------------------------------
               Clear Lake City Water Auth., Waterworks
                 and Sewer Combination, Rev. 5.00%, 2013          500      452
               ---------------------------------------------------------------
               Collin County, Jail Facility Financial
                 Corp., Rev., 5.00%, 2013                         400      361
               ---------------------------------------------------------------
               Corpus Christi, Utility System, Rev.,
                 5.25%, 2013                                      300      280
               ---------------------------------------------------------------
               Dallas-Fort Worth International Airport,
                 Rev., 5.625%, 2015                               500      483
               ---------------------------------------------------------------
               Dallas, Waterworks and Sewer System,
                 Rev., 5.25%, 2013 and 2014                       460      428
               ---------------------------------------------------------------
               Denton County, Gen. Oblg., 5.00%, 2012             405      374
               ---------------------------------------------------------------
               Denton, Utility System, Rev., 6.50%, 2009          150      160
               ---------------------------------------------------------------
               Ector County Hospital District, Rev.,
                 7.30%, 2012                                      450      479
               ---------------------------------------------------------------
               Fort Bend County Levee Improvement District
                 Number 2, Unlimited Tax Levee Improvement,
                 Gen. Oblg., 6.625%, 2008                         200      212
               ---------------------------------------------------------------
               Georgetown Higher Education Finance Corp.,
                 Southwestern University Proj., Rev.,
                 6.30%, 2014                                      500      508
               ---------------------------------------------------------------
               Harris County:
                 Health Facilities Dev. Corp., St. Luke's
                 Episcopal Hospital Proj., Rev.,
                 6.75%, 2021                                      120      125
               Hospital District Mortgage, Rev.,
                 7.40%, 2010                                       60       70
               Road And Permanent Improvement,
                 Rev., 5.125%, 2011                               200      188
               Toll Road Senior Lien, Rev., 5.00%, 2016           350      315
               ---------------------------------------------------------------
               Housing Agcy., Single Family Mortgage,
                 Rev., 7.15%, 2012                                 85       90
               ---------------------------------------------------------------
               Houston, Higher Education Finance Corp.,
                 University of St. Thomas Proj., Rev.,
                 7.25%, 2007                                      300      317
               ---------------------------------------------------------------
               Lockhart Correctional Facilities Financing
                 Corp., Rev., 6.625%, 2012                        200      211
               ---------------------------------------------------------------
               Lower Colorado River Auth., Junior Lien,
                 Rev., 5.25%, 2015                                150      141
               ---------------------------------------------------------------
               Lower Neches Valley, Industrial Dev. Corp.,
                 Mobil Oil, Rev., 6.40%, 2030                     250      251
               ---------------------------------------------------------------
               Lubbock, Gen. Oblg., 4.00%, 2011                   300      243
               ---------------------------------------------------------------
               Lubbock Health Facilities Dev. Corp.,
                 Methodist Hospital, Rev., 5.25%, 2019            600      546
               ---------------------------------------------------------------

                                                        PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------
                  Matagorda County, Navigation District:
                    Number 1, Pollution Control, Rev.,
                    Central Power and Light, 7.875%, 2016          $  110   $   116
                    Houston Power and Light, 7.875%, 2016             100       104
                -------------------------------------------------------------------
                  North Central Health Facilities Dev. Corp.,
                    Presbyterian Healthcare Systems,
                    Rev., 6.625%, 2011                                100       104
                -------------------------------------------------------------------
                  Port Arthur, Gen. Oblg., 5.50%, 2014                150       144
                -------------------------------------------------------------------
                  Public Financing Auth., Gen. Oblg.,
                    zero coupon and 7.00%, 2009 and 2012            1,243       725
                -------------------------------------------------------------------
                  San Antonio, Electric and Gas, Rev., 5.00%,
                    2014                                              250       224
                -------------------------------------------------------------------
                  Socorro Independent School District,
                    Gen. Oblg., 6.625%, 2013                           90        94
                -------------------------------------------------------------------
                  Southern University, Board of Regents,
                    Consolidated Rev., 5.00%, 2013                    200       180
                -------------------------------------------------------------------
                  Spring Independent School District,
                    Gen. Oblg., 6.375%, 2016                          400       414
                -------------------------------------------------------------------
                  Titus County Hospital District, Improvement,
                    Rev., 6.125%, 2013                                500       479
                -------------------------------------------------------------------
                  Travis County Housing Finance Corp.:
                    Gen. Oblg., 6.75%, 2009                            75        84
                    Residential Mortgage, Senior Rev.,
                    7.00%, 2011                                       275       296
                    Single Family Mortgage, Rev., 6.75%, 2014         130       137
                -------------------------------------------------------------------
                  Trinity River Auth., Denton Creek
                    Wastewater System, Rev., 6.45%, 2015              390       407
                -------------------------------------------------------------------
                  Turnpike Auth., Dallas North Tollway,
                    Rev., 5.00%, 2020                                 515       457
                -------------------------------------------------------------------
                  Waco Health Facilities Dev. Corp.,
                    Hillcrest Baptist Medical Center Proj.,
                    Rev., 7.125%, 2014                                 90       100
                -------------------------------------------------------------------
                  Water Dev., Gen. Oblg., 5.25%, 2020                 500       452
                -------------------------------------------------------------------
                  TOTAL INVESTMENTS--97.7%
                  (COST: $14,122)                                            14,532
                -------------------------------------------------------------------
                  CASH AND OTHER ASSETS, LESS LIABILITIES--2.3%                 345
                -------------------------------------------------------------------
                  NET ASSETS--100%                                          $14,877
                -------------------------------------------------------------------


NOTE TO PORTFOLIO OF INVESTMENTS


Based on the cost of investments of $14,122,000 for federal income tax purposes at August 31, 1995, the aggregate gross unrealized appreciation was $461,000, the aggregate gross unrealized depreciation was $51,000 and the net unrealized appreciation of investments was $410,000.

See accompanying Notes to Financial Statements.

                                                  REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER STATE TAX-FREE INCOME SERIES

   We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Kemper California Tax-Free Income Fund (California Fund), Kemper Michigan Tax-Free Income Fund (Michigan Fund), Kemper Ohio Tax-Free Income Fund (Ohio Fund), and Kemper Texas Tax-Free Income Fund (Texas Fund), four of the eight investment portfolios comprising Kemper State Tax-Free Income Series (the Trust), as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period ended August 31, 1995 for the California Fund, Ohio Fund, and Texas Fund and for the period from March 15, 1995 (initial public offering) to August 31, 1995 for the Michigan Fund, and the financial highlights for the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and finan-cial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of Kemper State Tax-Free Income Series at August 31, 1995, and the results of their operations, the changes in their net assets and financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                     ERNST & YOUNG LLP


                                  Chicago, Illinois
                                  October 13, 1995

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
(In Thousands)

                                                    CALIFORNIA        MICHIGAN           OHIO              TEXAS
==================================================================================================================
 Assets
------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $1,029,524, $2,896,
  $30,407 and $14,122, respectively)                  $1,069,063         2,937           31,399            14,532
------------------------------------------------------------------------------------------------------------------
Cash                                                         391           258              986             1,102
------------------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                           717            30                6                 1
------------------------------------------------------------------------------------------------------------------
  Investments sold                                        10,116            --              998                 1
------------------------------------------------------------------------------------------------------------------
  Interest                                                17,327            53              415               186
------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                        1,097,614         3,278           33,804            15,822
==================================================================================================================
 Liabilities and net assets
------------------------------------------------------------------------------------------------------------------
Payable for:
  Dividends                                                1,112             3               24                12
------------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                     2,026            --               71                --
------------------------------------------------------------------------------------------------------------------
  Investments purchased                                    6,446           196            2,225               915
------------------------------------------------------------------------------------------------------------------
  Management fee                                             469            --               14                 7
------------------------------------------------------------------------------------------------------------------
  Other                                                      329            --               20                11
------------------------------------------------------------------------------------------------------------------
   Total liabilities                                      10,382           199            2,354               945
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $1,087,232         3,079           31,450            14,877
==================================================================================================================
Analysis of net assets
------------------------------------------------------------------------------------------------------------------
Paid-in capital                                       $1,053,403         3,061           30,912            14,210
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
on investments                                            (5,710)          (23)            (454)              257
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                39,539            41              992               410
------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING           $1,087,232         3,079           31,450            14,877
==================================================================================================================
 The pricing of shares
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net assets applicable to shares outstanding     $1,075,264.615     1,693.680       26,150.862        14,312.417
------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                   146,331.232       173.483        2,666.549         1,373.538
------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per
  share (net assets/shares outstanding)                   $7.35          9.76             9.81             10.42
------------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset
  value or 4.50% of offering price)                       $7.70         10.22            10.27             10.91
==================================================================================================================
CLASS B SHARES
  Net assets applicable to shares outstanding        $11,673.132       849.213        5,135.407           361.659
------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                     1,587.117        86.950          523.589            34.723
------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price (subject
  to contingent deferred sales charge) per share
  (net assets/shares outstanding)                         $7.35           9.77            9.81             10.42
==================================================================================================================
CLASS C SHARES
  Net assets applicable to shares outstanding           $294.083        535.632         163.221           203.168
------------------------------------------------------------------------------------------------------------------
  Shares outstanding, no par value                        40.040         54.871          16.642            19.496
------------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per
  share (net assets/shares outstanding)                   $7.34           9.76            9.81             10.42
==================================================================================================================

See accompanying Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended August 31, 1995
(In Thousands)


                                                                   CALIFORNIA      MICHIGAN(A)       OHIO           TEXAS
==========================================================================================================================
 Net Investment Income
Interest income                                                      $68,859             49           1,669           918
--------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                       5,765              5             155            83
--------------------------------------------------------------------------------------------------------------------------
  Administrative services fee                                          1,501              2              36            25
--------------------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                 407              1              18             9
--------------------------------------------------------------------------------------------------------------------------
  Distribution services fee                                               59              2              27             5
--------------------------------------------------------------------------------------------------------------------------
  Professional fees                                                       97             --               1             1
--------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                258             --               7             5
--------------------------------------------------------------------------------------------------------------------------
  Registration fees                                                       --              1               5             1
--------------------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                79             --              19            11
--------------------------------------------------------------------------------------------------------------------------
   Total expenses before expense waiver                                8,166             11             268           140
--------------------------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                   --              5              64            29
Total expenses after waiver                                            8,166              6             204           111
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 60,693             43           1,465           807
==========================================================================================================================
 Net realized and unrealized gain (loss) on investments
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investments
  (including options purchased)                                        6,642            (23)            (89)          285
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                            738             --              27            10
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               7,380            (23)            (62)          295
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation on investments                  14,140             41             957           208
--------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                               21,520             18             895           503
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $82,213             61           2,360         1,310
==========================================================================================================================

(a) For the period from March 15, 1995 (initial public offering) to August 31, 1995.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

                                                         CALIFORNIA          MICHIGAN             OHIO                 TEXAS
                                                         YEAR ENDED       MARCH 15, 1995       YEAR ENDED           YEAR ENDED
                                                          AUGUST 31,       TO AUGUST 31,        AUGUST 31,         TO AUGUST 31,
                                                      1995         1994        1995          1995      1994      1995       1994
==================================================================================================================================
 Operations, dividends and capital share activity
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               $60,693      66,641        43         1,465      1,051       807        761
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                              7,380      14,661       (23)          (62)      (392)      295        147
==================================================================================================================================
  Change in net unrealized
  appreciation                                         14,140     (90,085)       41           957       (443)      208       (725)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                                        82,213      (8,783)       61         2,360        216     1,310        183
==================================================================================================================================
  Distribution from net
  investment income                                   (60,693)    (66,641)      (43)       (1,465)    (1,051)     (807)      (761)
==================================================================================================================================
  Distribution from net
  realized gain on investments                         (5,442)    (57,002)       --            --        (14)     (114)      (161)
----------------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                       (66,135)   (123,643)      (43)       (1,465)    (1,065)     (921)      (922)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
capital share transactions                            (97,295)    (30,502)    2,728         6,786      9,088      (921)     3,807
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS                                         (81,217)   (162,928)    2,746         7,681      8,239      (532)     3,068
==================================================================================================================================
 Net assets
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                 1,168,449   1,331,377       333        23,769     15,530    15,409     12,341
END OF PERIOD                                      $1,087,232   1,168,449     3,079        31,450     23,769    14,877     15,409
==================================================================================================================================

                                                   NOTES TO FINANCIAL STATEMENTS

1 DESCRIPTION OF THE FUNDS

                     Kemper California Tax-Free Income Fund, Kemper Michigan Tax-Free Income Fund, Kemper Ohio Tax-Free Income
                     Fund and Kemper Texas Tax-Free Income Fund (collectively the Funds) are four of eight investment portfolios comprising the Kemper State Tax-Free Income Series (the Trust). The remaining portfolios are Kemper Florida, Kemper New Jersey, Kemper New York and Kemper Pennsylvania Tax-Free Income Funds. The Trust is an open-end management investment company organized as a business trust under the laws of Massachusetts.

                     Each Fund offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Each share of a Fund represents an identical interest in the investments of the Fund and has the same rights.

2 SIGNIFICANT
  ACCOUNTING POLICIES

                     INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and premiums and original issue discounts on securities are amortized. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

                     EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

                     FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                     FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.
                     Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at August 31, 1995, is $23,000 in the Michigan Fund, and $388,000 in the Ohio Fund. These loss carryovers are available to offset future taxable gains in the respective Funds, and, if not applied, expire during the period 2002 through 2003.

                     Differences in dividends per share for a Fund are due to different class expenses. Each Fund declares and records a daily dividend equal to its net investment income for that day, to holders of shares for which payment has been received. Income dividends are distributed monthly. Net realized capital gains, if any, will be distributed at least annually.

                     Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.


3 TRANSACTIONS
  WITH AFFILIATES

                     MANAGEMENT AGREEMENT. The Trust has a management agreement with Kemper Financial Services, Inc. (KFS) and each Fund pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion.

                     The California Fund paid a management fee of $5,765,000 for the year ended August 31, 1995.

                     KFS has agreed to waive the Michigan Fund's management fee until September 15, 1995. Thereafter, the management fee will be reinstated gradually. For the period ended August 31, 1995, the Michigan Fund paid no management fee after the waiver.

                     KFS waived the Ohio Fund's management fee and absorbed all other operating expenses until June 30, 1994. Thereafter, the management fee and operating expenses were reinstated gradually through June 30, 1995. For the year ended August 31, 1995, the Ohio Fund paid a management fee of $108,000 after the waiver.

                     KFS waived the Texas Fund's management fee and absorbed all other operating expenses until December 31, 1992. Thereafter, the management fee and operating expenses were reinstated gradually through June 30, 1995. For the year ended August 31, 1995, the Texas Fund paid a management fee of $54,000 after the waiver.

                     UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the period ended August 31, 1995:

                       COMMISSIONS       COMMISSIONS         COMMISSIONS
                        RETAINED        ALLOWED BY KDI         PAID TO
                        BY KDI          TO ALL FIRMS      AFFILIATES OF KDI
---------------------------------------------------------------------------------
California             $140,000            958,000             265,000
Michigan                  4,000             31,000               3,000
Ohio                     13,000             86,000              49,000
Texas                     5,000             37,000                 --

                                      34

For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Fund. The following information concerns the distribution fees, commissions and contingent deferred sales charges paid in connection with the distribution services for each Fund's Class B and Class C shares for the period ended August 31, 1995:

                                   COMMISSIONS
                   DISTRIBUTION       AND             AMOUNTS       CONTINGENT
                    FEES PAID     DISTRIBUTION        PAID TO     DEFERRED SALES
                   BY THE FUND    FEES PAID BY      AFFILIATES   CHARGES RECEIVED
                     TO KDI       KDI TO FIRMS        OF KDI          BY KDI
----------------------------------------------------------------------------------------
California          $59,000         350,000           158,000        35,000
Michigan              2,000          23,000                --            --
Ohio                 27,000         158,000            39,000        11,000
Texas                 5,000          16,000                --            --

ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Information concerning administrative services fees for the period ended August 31, 1995 is as follows:

                    ADMINISTRATIVE          TOTAL
                    SERVICES FEES       SERVICES FEES       SERVICES FEES
                     PAID BY THE         PAID BY KDI           PAID TO
                     FUND TO KDI        TO ALL FIRMS      AFFILIATES OF KDI
----------------------------------------------------------------------------
California           $1,501,000          1,516,000             264,000
Michigan                  2,000              3,000                 --
Ohio                     36,000             52,000              27,000
Texas                    25,000             25,000               2,000

SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds' custodian and transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Trust. For the period ended August 31, 1995, the custodian remitted shareholder services fees as follows:

                                                  SHAREHOLDER SERVICES FEES
                                                     REMITTED TO KSVC
--------------------------------------------------------------------------------------
California                                                $429,000
Michigan                                                     1,000
Ohio                                                        18,000
Texas                                                        9,000

OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of KFS. For the period ended August 31, 1995, the Funds made no payments to its officers and incurred trustees' fees aggregating $27,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENT            For the period ended August 31, 1995, (excluding
   TRANSACTIONS          short-term instruments) are as follows (in thousands):

                                                         CALIFORNIA      MICHIGAN      OHIO            TEXAS
                                       -----------------------------------------------------------------------
                                       Purchases          $735,397       4,594          32,103          11,003

                                       Proceeds from
                                       sales               816,114       1,675          24,116          11,869



5. CAPITAL SHARE         The following tables summarize the activity in capital
   TRANSACTIONS          shares of the Funds (in thousands):


                                       CALIFORNIA
                                                                          YEAR ENDED AUGUST 31,
                                                                 1995                              1994
                                                         ---------------------            -----------------------
                                                         SHARES         AMOUNT            SHARES          AMOUNT
                                        -------------------------------------------------------------------------
                                       SHARES SOLD
                                        -------------------------------------------------------------------------
                                        Class A          12,188        $ 86,868           19,801        $161,763
                                        -------------------------------------------------------------------------
                                        Class B           1,538          10,921              416           3,012
                                        -------------------------------------------------------------------------
                                        Class C              39             286               11              82
                                        -------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A           5,347          37,817           10,566          68,651
                                        -------------------------------------------------------------------------
                                        Class B              31             221                2              11
                                        -------------------------------------------------------------------------
                                        Class C               1               4              --              --
                                        -------------------------------------------------------------------------


                                        SHARES REDEEMED
                                        Class A         (32,560)       (230,923)         (35,357)       (264,021)
                                        -------------------------------------------------------------------------
                                        Class B            (339)         (2,405)             --              --
                                        -------------------------------------------------------------------------
                                        Class C             (11)            (84)             --              --
                                        -------------------------------------------------------------------------


                                        CONVERSION OF SHARES
                                        Class A              61             418              --              --
                                        -------------------------------------------------------------------------
                                        Class B             (61)           (418)             --              --
                                        -------------------------------------------------------------------------
                                        NET DECREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS       $ (97,295)                      $(30,502)
                                        -------------------------------------------------------------------------


                                                NOTES TO FINANCIAL STATEMENTS



                                       MICHIGAN
                                                                                              MARCH 15, 1995 TO
                                                                                               AUGUST 31, 1995
                                                                                        --------------------------
                                                                                          SHARES          AMOUNT
                                      ----------------------------------------------------------------------------
                                        SHARES SOLD
                                      ----------------------------------------------------------------------------
                                        Class A                                              296       $   2,868
                                      ----------------------------------------------------------------------------
                                        Class B                                               87             845
                                      ----------------------------------------------------------------------------
                                        Class C                                               44             421
                                      ----------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ----------------------------------------------------------------------------
                                        Class A                                                3              24
                                      ----------------------------------------------------------------------------
                                        Class B                                                1               4
                                      ----------------------------------------------------------------------------
                                        Class C                                                1               3
                                      ----------------------------------------------------------------------------

                                        SHARES REDEEMED
                                      ----------------------------------------------------------------------------
                                        Class A                                             (137)         (1,307)
                                      ----------------------------------------------------------------------------
                                        Class B                                              (12)           (120)
                                      ----------------------------------------------------------------------------
                                        Class C                                               (1)            (10)
                                      ----------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS                                              $   2,728
                                      ============================================================================

                                       OHIO
                                                                          YEAR ENDED AUGUST 31,
                                                                 1995                              1994
                                                        -----------------------          -------------------------
                                                         SHARES         AMOUNT            SHARES          AMOUNT
                                      ----------------------------------------------------------------------------
                                        SHARES SOLD
                                      ----------------------------------------------------------------------------
                                        Class A             703        $  6,633              875       $   8,852
                                      ----------------------------------------------------------------------------
                                        Class B             448           4,271              121           1,159
                                      ----------------------------------------------------------------------------
                                        Class C              14             133               10              94
                                      ----------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      ----------------------------------------------------------------------------
                                        Class A              87             819               96             643
                                      ----------------------------------------------------------------------------
                                        Class B               9              85               --              --
                                      ----------------------------------------------------------------------------
                                        Class C               1               7               --              --
                                      ----------------------------------------------------------------------------

                                        SHARES REDEEMED
                                      ----------------------------------------------------------------------------
                                        Class A            (494)         (4,704)            (168)         (1,611)
                                      ----------------------------------------------------------------------------
                                        Class B             (38)           (379)              (5)            (49)
                                      ----------------------------------------------------------------------------
                                        Class C              (8)            (79)              --              --
                                      ----------------------------------------------------------------------------

                                        CONVERSION OF SHARES
                                      ----------------------------------------------------------------------------
                                        Class A              12             116               --              --
                                      ----------------------------------------------------------------------------
                                        Class B             (12)           (116)              --              --
                                      ----------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL
                                       SHARE TRANSACTIONS             $   6,786                         $  9,088
                                      ============================================================================

NOTES TO FINANCIAL STATEMENTS

TEXAS
                                      YEAR ENDED AUGUST 31,
                             1995                             1994
                   -------------------------     ----------------------------
                   SHARES          AMOUNT            SHARES          AMOUNT
-------------------------------------------------------------------------------
SHARES SOLD
-------------------------------------------------------------------------------
Class A             197        $  1,968              544         $ 5,678
-------------------------------------------------------------------------------
Class B              33             336                3              35
-------------------------------------------------------------------------------
Class C               4              42               45             461
-------------------------------------------------------------------------------

SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
-------------------------------------------------------------------------------
Class A              56             562               56             583
-------------------------------------------------------------------------------
Class B               1               7              --              --
-------------------------------------------------------------------------------
Class C               1              13              --              --
-------------------------------------------------------------------------------

SHARES REDEEMED
-------------------------------------------------------------------------------
Class A            (349)         (3,496)            (285)         (2,950)
-------------------------------------------------------------------------------
Class B              (2)            (27)             --              --
-------------------------------------------------------------------------------
Class C             (31)           (326)             --              --
-------------------------------------------------------------------------------
NET INCREASE
(DECREASE) FROM CAPITAL
SHARE TRANSACTIONS        $   (921)                       $   3,807
===============================================================================

                                                          FINANCIAL HIGHLIGHTS

                                                                             CLASS A
                                                    ------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
 CALIFORNIA                                         1995          1994           1993          1992          1991
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $7.22           8.01          7.57           7.31         6.96
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .39            .39           .44            .46          .46
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            .17           (.44)          .53            .29          .35
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .56           (.05)          .97            .75          .81
----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income            .39            .39           .44            .46          .46
----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                .04            .35           .09            .03          --
----------------------------------------------------------------------------------------------------------------------
Total dividends                                      .43            .74           .53            .49          .46
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $7.35           7.22          8.01           7.57         7.31
======================================================================================================================
TOTAL RETURN                                        8.13%          (.74)        13.21          10.47        12.00

RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Expenses                                             .74%           .74           .63            .64          .66
----------------------------------------------------------------------------------------------------------------------
Net investment income                               5.53           5.30          5.68           6.11         6.43
----------------------------------------------------------------------------------------------------------------------

                                                       CLASS B                                CLASS C
                                         ----------------------------------    ------------------------------------
                                          YEAR ENDED        MAY 31, 1994 TO       YEAR ENDED      MAY 31, 1994 TO
                                         AUGUST 31, 1995    AUGUST 31, 1994     AUGUST 31, 1995   AUGUST 31, 1994
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $7.22               7.23                 7.22              7.23
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .33                .08                  .33               .08
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      .17               (.01)                 .16              (.01)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations               .50                .07                  .49               .07
----------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income      .33                .08                  .33               .08
----------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          .04                 --                  .04                --
----------------------------------------------------------------------------------------------------------------------
Total dividends                                .37                .08                  .37               .08
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $7.35               7.22                 7.34              7.22
======================================================================================================================
Total return                                  7.17%              1.05                 7.08               .96
----------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
Expenses                                      1.60%              1.60                 1.56              1.56
----------------------------------------------------------------------------------------------------------------------
Net investment income                         4.67               4.48                 4.71              4.76
----------------------------------------------------------------------------------------------------------------------


 SUPPLEMENTAL FUND DATA

                                                                      YEAR ENDED AUGUST 31,
                                                    1995          1994           1993          1992          1991
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $1,087,232     1,168,449      1,331,377     1,182,891       973,408
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              69%            37             59            15            17
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  CLASS A                  CLASS B                 CLASS C
                                            ------------------   -------------------    ---------------------
                                                MARCH 15,                MARCH 15,               MARCH 15,
                                                 1995 TO                  1995 TO                 1995 TO
                                                AUGUST 31,               AUGUST 31,              AUGUST 31,
 MICHIGAN                                         1995                     1995                    1995
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 9.50                   9.50                     9.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .22                    .18                      .18
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                      .26                    .27                      .26
------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .48                    .45                      .44
------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .22                    .18                      .18
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.76                   9.77                     9.76
==================================================================================================================
TOTAL RETURN                                           5.00%                  4.72                     4.63
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (A)
------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                           .41%                  1.21                     1.21
------------------------------------------------------------------------------------------------------------------
Net investment income                                  4.82                   4.02                     4.02
------------------------------------------------------------------------------------------------------------------

OTHER RATIOS TO AVERAGE NET ASSETS (A)
------------------------------------------------------------------------------------------------------------------
Expenses                                                .96%                  1.76                     1.76
------------------------------------------------------------------------------------------------------------------
Net investment income                                  4.27                   3.47                     3.47
------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL FUND DATA
                                                                                             MARCH 15, 1995 TO
                                                                                              AUGUST 31,1995
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                                        $3,079
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                              161%
------------------------------------------------------------------------------------------------------------------

                                                          FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                                        ------------------------------------------------------------
                                                                                                        MARCH 22,
                                                                                                         1993 TO
                                                              YEAR ENDED AUGUST 31,                    AUGUST 31,
 OHIO                                                    1995                      1994                   1993
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.56                     9.98                   9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .50                      .53                    .24
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .25                     (.41)                   .48
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .75                      .12                    .72
---------------------------------------------------------------------------------------------------------------------
Less  dividends:
  Distribution from net investment income                  .50                      .53                    .24
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                       --                      .01                     --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                            .50                      .54                    .24
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.81                     9.56                   9.98
=====================================================================================================================
TOTAL RETURN                                              8.20%                    1.23                   7.54
=====================================================================================================================

RATIOS TO AVERAGE NET ASSETS (B)
---------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                              .63%                     .02                    --
---------------------------------------------------------------------------------------------------------------------
Net investment income                                     5.27                     5.44                   5.21
---------------------------------------------------------------------------------------------------------------------

OTHER RATIOS TO AVERAGE NET ASSETS (B)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                   .83%                     .82                    .86
---------------------------------------------------------------------------------------------------------------------
Net investment income                                     5.07                     4.64                   4.36
---------------------------------------------------------------------------------------------------------------------


                                                        CLASS B                                CLASS C
                                         ----------------------------------       -------------------------------
                                              YEAR                MAY 31,               YEAR             MAY 31,
                                              ENDED               1994 TO               ENDED            1994 TO
                                           AUGUST 31,           AUGUST 31,           AUGUST 31,        AUGUST 31,
                                              1995                 1994                 1995              1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $9.56                  9.54                9.56              9.54
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .44                   .14                 .44               .14
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .25                   .02                 .25               .02
---------------------------------------------------------------------------------------------------------------------
Total from investment operations               .69                   .16                 .69               .16
---------------------------------------------------------------------------------------------------------------------
Less distribution from net
investment income                              .44                   .14                 .44               .14
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.81                  9.56                9.81              9.56
=====================================================================================================================
TOTAL RETURN                                  7.57%                 1.55                7.56              1.55

RATIOS TO AVERAGE NET ASSETS (B)
---------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                 1.32%                  .22                1.27               .21
---------------------------------------------------------------------------------------------------------------------
Net investment income                         4.58                  4.72                4.63              5.04
---------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (B)
---------------------------------------------------------------------------------------------------------------------
Expenses                                      1.75%                 1.72                1.69              1.67
---------------------------------------------------------------------------------------------------------------------
Net investment income                         4.15                  3.22                4.21              3.58
---------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL FUND DATA

                                                                                                        MARCH 22,
                                                                                                        1993 TO
                                                              YEAR ENDED AUGUST 31,                    AUGUST 31,
                                                         1995                      1994                   1993
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)              31,450                    23,769                 15,530
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     90%                      103                     17
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS A
                                         ------------------------------------------------------------------------
                                                                                                      NOVEMBER 1,
                                                                                                        1991 TO
                                                         YEAR ENDED AUGUST 31,                        AUGUST 31,
TEXAS                                       1995                  1994                  1993              1992
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $10.14                10.69                  9.95              9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .54                  .56                   .60               .50
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .36                 (.42)                  .74               .45
---------------------------------------------------------------------------------------------------------------------
Total from investment operations              .90                  .14                  1.34               .95
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .54                  .56                   .60               .50
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain         .08                  .13                    --                --
---------------------------------------------------------------------------------------------------------------------
Total dividends                               .62                  .69                   .60               .50
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $10.42                10.14                 10.69              9.95
=====================================================================================================================
TOTAL RETURN                                 9.28%                1.28                 13.89             10.15
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (C)
---------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                 .70%                 .36                   .08               --
---------------------------------------------------------------------------------------------------------------------
Net investment income                        5.37                 5.38                  5.79              5.98
---------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (C)
---------------------------------------------------------------------------------------------------------------------
Expenses                                      .89%                 .90                   .79               .93
---------------------------------------------------------------------------------------------------------------------
Net investment income                        5.18                 4.82                  5.08              5.05
---------------------------------------------------------------------------------------------------------------------


                                                           CLASS B                                CLASS C
                                              -------------------------------    --------------------------------
                                                 YEAR              MAY 31,                YEAR           MAY 31,
                                                 ENDED             1994 TO                ENDED          1994 TO
                                              AUGUST 31,         AUGUST 31,            AUGUST 31,      AUGUST 31,
                                                 1995               1994                  1995            1994
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.15              10.17                  10.15          10.17
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .45                .12                    .46            .12
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         .35               (.02)                   .35           (.02)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .80                .10                    .81            .10
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .45                .12                    .46            .12
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain             .08                 --                    .08             --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                   .53                .12                    .54            .12
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.42              10.15                  10.42          10.15
=====================================================================================================================
TOTAL RETURN                                     8.16%               .92                   8.27            .88
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (C)
---------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                    1.54%              1.24                   1.50           1.23
---------------------------------------------------------------------------------------------------------------------
Net investment income                            4.53               4.44                   4.57           3.96
---------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (C)
---------------------------------------------------------------------------------------------------------------------
Expenses                                         1.73%              1.78                   1.69           1.77
---------------------------------------------------------------------------------------------------------------------
Net investment income                            4.34               3.90                   4.38           3.42
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL FUND DATA





                                                                                                        NOVEMBER 1,
                                                                                                         1991 TO
                                                              YEAR ENDED AUGUST 31,                     AUGUST 31,
                                            1995                  1994                  1993              1992
---------------------------------------------------------------------------------------------------------------------
Net asset at end of period (in thousands)   $14,877               15,409                12,341             7,810
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          75%                  58                    47                18
---------------------------------------------------------------------------------------------------------------------

                                                          FINANCIAL HIGHLIGHTS

NOTES FOR ALL FUNDS:

(a) KFS agreed to waive the management fee of the Michigan Fund from its inception, March 15, 1995, through September 15, 1995. Thereafter, the management fee will be gradually reinstated. "Other ratios to average net assets" are computed without the undertaking to waive the management fee.

(b) Certain expenses of the Ohio Fund were waived or absorbed by KFS from March 22, 1993 through June 30, 1994. Thereafter, these expenses were gradually reinstated through June 30, 1995. "Other ratios to average net assets" are computed without the undertaking to waive such expenses.

(c) Certain expenses of the Texas Fund were waived or absorbed by KFS from November 1, 1991 through December 31, 1992. Thereafter, expenses (excluding the management fee) were gradually reinstated through October 1, 1993 and the management fee was gradually reinstated through June 30, 1995. "Other ratios to average net assets" are computed without the undertaking to waive such expenses.

Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of sales charges.

Trustees and Officers

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

CHRISTOPHER J. MIER
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary


-------------------------------------------------------------------------
LEGAL COUNSEL                          VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                       222 North LaSalle Street
                                       Chicago, IL 60601

-------------------------------------------------------------------------
SHAREHOLDER                            KEMPER SERVICE COMPANY
SERVICE AGENT                          P.O. Box 419557
                                       Kansas City, MO 64141
                                       800-621-1048

-------------------------------------------------------------------------
CUSTODIAN AND                          INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                         127 West 10th Street
                                       Kansas City, MO 64105

-------------------------------------------------------------------------
INDEPENDENT AUDITORS                   ERNST & YOUNG LLP
                                       233 South Wacker Drive
                                       Chicago, IL 60606

-------------------------------------------------------------------------
INVESTMENT MANAGER                     KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER                  KEMPER DISTRIBUTORS, INC.
                                       120 South LaSalle Street
                                       Chicago, IL 60603




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This report is not to be distributed
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